UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

SMA Relationship Trust
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807
(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq.
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders.

SMA Relationship Trust	June 30, 2012

SMA Relationship Trust
Series A
Series G
Series M
Series S
Series T
Semiannual Report

Table of contents

SMA Relationship Trust—Series A
Letter to shareholders	1
Performance at a glance	4
Industry diversification	5
Portfolio of investments	6

SMA Relationship Trust—Series G
Letter to shareholders	10
Performance at a glance	13
Industry diversification	14
Portfolio of investments	15

SMA Relationship Trust—Series M
Letter to shareholders	19
Performance at a glance	22
Summary of municipal securities by state	23
Portfolio of investments	24

SMA Relationship Trust—Series S
Letter to shareholders	27
Performance at a glance	29
Industry diversification	30
Portfolio of investments	31

SMA Relationship Trust—Series T
Letter to shareholders	34
Performance at a glance	37
Industry diversification	38
Portfolio of investments	39

Explanation of expense disclosure	49

Statement of assets and liabilities	52

Statement of operations	54

Statement of changes in net assets	56

Financial highlights
SMA Relationship Trust—Series A	59
SMA Relationship Trust—Series G	60
SMA Relationship Trust—Series M	61
SMA Relationship Trust—Series S	62
SMA Relationship Trust—Series T	63

Notes to financial statements	64

General information	78

Board approval of investment advisory agreements	79

SMA Relationship Trust—Series A

August 15, 2012

Dear shareholder,
We present you with the semiannual report for Series A (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2012.

Performance
Over the six months, the Fund returned 5.95%, compared with the 0.40% return of the BofA Merrill Lynch US Treasury 1-5 Year Index. For comparison purposes, the MSCI World Free Index (net) and the US Consumer Price Index (CPI) rose 5.91% and 1.69%, respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions and the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 4.)

The Fund outperformed during the reporting period, primarily due to market allocation strategy and currency positioning.

SMA Relationship Trust—Series A

Investment goal:
To maximize total return, consisting of capital appreciation and current income.

Portfolio managers:
Curt Custard, Andreas Koester and Jonathan Davies
UBS Global Asset Management (Americas) Inc.

Commencement:
April 2, 2008

Dividend payments:
Annually

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our currency strategy, derivatives had a direct positive impact on Fund performance. At the market level, derivatives were just one tool among others we used to implement our market allocation strategy. That said, overall, our market allocation strategy contributed to Fund performance during the period.

An interview with the Portfolio Managers
Q.	How would you describe the economic environment during the reporting period?
A.	Although the overall US economy continued to grow, elevated unemployment and ongoing strains in the housing market held back a more robust expansion. Looking back, the Commerce Department reported 2.5% gross domestic product (“GDP”) growth in the US for the second quarter of 2011, followed by figures of 1.3% and 4.1% over the third and fourth quarters, respectively. GDP growth in the US then slowed to 2.0% and 1.5%[1] in the first and second quarters of 2012.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	In August 2011, the Fed, acknowledging economic growth had been considerably slower than it expected, declared it would keep the extremely low federal funds rate of between 0.00% and 0.25% on hold until at least through mid-2013. In January 2012, the Fed extended this period, noting economic conditions warranted maintaining exceptionally low levels at least through late 2014. Additionally, in an attempt to stimulate the economy and keep longer term interest rates low, the Fed announced its plan to purchase $400 billion of longer term Treasury securities, and to sell an equal amount of shorter term Treasury securities by June 2012 (dubbed “Operation Twist”). At its meeting in June, the Fed extended Operation Twist until the end of 2012. The Fed also left the door open to a third round of quantitative easing, saying it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

1 Based on the Commerce Department’s most recent estimate announced on July 27, 2012, after the Funds’ fiscal period had ended.

SMA Relationship Trust—Series A

Q.	Which positions had a positive impact on performance during the reporting period?
A.	Currency strategies, overall, were positive for performance. For example, having a long position in a basket of European currencies (the Great Britain pound, the Swedish krona and the Norwegian krone) versus the euro was beneficial, as the euro weakened given the ongoing sovereign debt crisis. A long US dollar position versus a short position in the euro enhanced the Fund’s results, given the weakness of the euro. Elsewhere, the Fund was rewarded for having a long position in the Mexican peso versus the US dollar, given the outperformance of the peso.

Positioning in certain fixed income sectors aided the Fund’s results. In particular, allocations to investment grade corporate bonds and high yield bonds were beneficial, as they generated strong results given overall solid investor demand from investors looking to generate incremental yield in the low interest rate environment. A yield curve-steepening bias in Poland, consisting of a long position in the two-year part of the curve and a short position in the 10-year part of the curve, was rewarded when the curve did steepen during the reporting period.

Exposures to several portions of the global equity market contributed to performance. For example, a long position in Japanese equities versus short positions in Korean and Taiwan equities were beneficial, as the former outperformed during the six-month period.

Overall, the Fund’s positioning among risk assets contributed to results. When the reporting period began, the Fund had a 12% net short equity market exposure given a host of macro issues, including the European sovereign debt crisis. During the first quarter of 2012, there were signs that the US economy was gathering some momentum, and we increased the Fund’s equity exposure to 35%. This helped us capitalize on the market’s rally during the first three months of the year. We then reduced the Fund’s equity exposure to 11% in May, as data pointed to decelerating economic growth. This was rewarded as equities sold off during the month. Toward the end of the period, we increased the Fund’s net equity allocation to 24%, as the selloff in the market made equities more attractively valued.

Q.	Which positions hindered performance during the period?
A.	In early 2012, we shifted our bias to European equities over US equities. Our research indicated there were more attractive valuations in Europe, whereas US equities appeared to be fairly valued and carried more downside risk. This positioning was not rewarded as European equities underperformed given slowing growth and negative investor sentiment due to the sovereign debt crisis. Elsewhere, having a long Australian equity position versus US equities was a negative, as the latter outperformed during the reporting period.

Several currency positions were negative for the period. For example, the Fund’s short positions to the Australian and New Zealand dollars versus the US dollar were drags on performance. We felt that the Australian and New Zealand dollars would weaken given softening commodity prices. While we continue to hold this view, the Australian and New Zealand dollars held up well versus the US dollar. Finally, a short position in the Hungarian forint was a negative as it appreciated during the reporting period.

Q.	What is your outlook for the economy?
A.	We are taking a cautious approach in the portfolio as economic growth in the US economy has decelerated in recent months and a double-dip recession cannot be entirely ruled out. We currently view US equities as being fairly valued, and expect to see continued volatility given the global macro environment and the uncertainties associated with the November elections and the “fiscal cliff.” We continue to have a long-term preference for European equities versus their US counterparts, although we acknowledge that a number of near-term risks remain given the European sovereign debt crisis.

SMA Relationship Trust—Series A

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series A Managing Director UBS Global Asset Management (Americas) Inc.	Curt Custard Portfolio Manager SMA Relationship Trust—Series A Group Managing Director UBS Global Asset Management

Andreas J. Koester Portfolio Manager SMA Relationship Trust—Series A Managing Director UBS Global Asset Management	Jonathan Davies Portfolio Manager SMA Relationship Trust—Series A Executive Director UBS Global Asset Management

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/12	6 months	1 year	Since inception[1]
SMA Relationship Trust—Series A	5.95%	9.54%	0.71%
BofA Merrill Lynch US Treasury 1-5 Year Index[2]	0.40	2.22	2.92
MSCI World Free Index (net)[3]	5.91	(4.98)	(1.26)
US Consumer Price Index (CPI)[4]	1.69	1.66	1.71

[1] Since inception returns are calculated as of the performance inception date, April 2, 2008, of SMA Relationship Trust—Series A. Inception date of the indices, for the purpose of this illustration, is March 31, 2008, which is the nearest month-end to the inception date of the Fund.
[2] The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.
[3] The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[4] The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2012
Investment company
UBS Global Corporate Bond Relationship Fund	37.58%
Short-term investment	56.90
Options purchased	0.67
Total investments	95.15%

Cash and other assets, less liabilities	4.85
Net assets	100.00%

[1] Figures represent the industry breakdown of direct investments of SMA Relationship Trust—Series A. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

SMA Relationship Trust—Series A
Portfolio of investments

June 30, 2012 (unaudited)

Security description	Shares	Value
Investment company—37.58%
UBS Global Corporate Bond
Relationship Fund*[1]
(cost $9,470,537)	847,466	$9,997,983

Short-term investment—56.90%
Investment company—56.90%
UBS Cash Management Prime
Relationship Fund[1]
(cost $15,135,060)	15,135,060	15,135,060

	Number of contracts
Options purchased*—0.67%
Call options—0.67%
S&P 500 Index strike @ USD 1,375.00,
expires September 2012	53	174,900
S&P 500 Index strike @ USD 1,450.00,
expires July 2012	97	3,880
Total options purchased
(cost $369,010)		178,780
Total investments—95.15%
(cost $24,974,607)		25,311,823

Cash and other assets,
less liabilities—4.85%		1,289,157
Net assets—100.00%		$26,600,980

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$527,446
Gross unrealized depreciation	(190,230)
Net unrealized appreciation of investments	$337,216

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 48. Portfolio footnotes begin on page 9.

SMA Relationship Trust—Series A
Portfolio of investments

June 30, 2012 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	2,375,000	USD	2,272,989	09/10/12	$(141,764)
JPMCB	CAD	1,045,000	USD	1,003,862	09/10/12	(20,929)
JPMCB	EUR	795,000	USD	980,907	09/10/12	(25,845)
JPMCB	GBP	100,000	USD	153,058	09/10/12	(3,528)
JPMCB	HUF	134,150,000	USD	531,592	09/10/12	(56,630)
JPMCB	JPY	34,500,000	USD	441,750	09/10/12	9,725
JPMCB	NZD	2,115,000	USD	1,576,849	09/10/12	(107,999)
JPMCB	USD	335,755	EUR	270,000	09/10/12	6,161
JPMCB	USD	128,457	JPY	10,200,000	09/10/12	(728)
JPMCB	USD	1,134,531	KRW	1,351,000,000	09/10/12	39,486
JPMCB	USD	1,948,649	MXN	28,550,000	09/10/12	176,931
JPMCB	USD	722,510	MYR	2,328,000	09/10/12	7,373
JPMCB	USD	479,909	PLN	1,740,000	09/10/12	37,895
JPMCB	USD	542,151	SEK	3,970,000	09/10/12	30,273
Net unrealized depreciation on forward foreign currency contracts						$(49,579)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 33 contracts (USD)	September 2012	$4,413,791	$4,401,375	$(12,416)
Index futures buy contracts:
Amsterdam Exchange Index, 4 contracts (EUR)	July 2012	299,648	312,058	12,410
CAC 40 Euro Index, 7 contracts (EUR)	July 2012	271,493	283,633	12,140
DAX Index, 5 contracts (EUR)	September 2012	978,639	1,015,986	37,347
FTSE 100 Index, 12 contracts (GBP)	September 2012	1,018,813	1,039,852	21,039
Hang Seng China Enterprises Index, 21 contracts (HKD)	July 2012	1,285,083	1,307,848	22,765
NIKKEI 225 Index, 17 contracts (JPY)	September 2012	1,771,119	1,925,175	154,056
OMX Stockholm 30 Index, 37 contracts (SEK)	July 2012	526,234	552,860	26,626
SPI 200 Index, 18 contracts (AUD)	September 2012	1,876,040	1,878,129	2,089
Index futures sell contracts:
FTSE China A50 Index, 170 contracts (USD)	July 2012	(1,307,461)	(1,325,487)	(18,026)
MSCI Taiwan Index, 74 contracts (USD)	July 2012	(1,817,085)	(1,885,262)	(68,177)
S&P 500 Index, 6 contracts (USD)	September 2012	(1,950,429)	(2,034,600)	(84,171)
Net unrealized appreciation on futures contracts				$105,682

SMA Relationship Trust—Series A
Portfolio of investments

June 30, 2012 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[2]	Payments received by the Fund[2]	Upfront payments made	Value	Unrealized appreciation/ (depreciation)
DB	PLN	44,200,000	05/21/14	6 months WIBOR	4.940%	$—	$45,271	$45,271
DB	PLN	8,800,000	05/21/22	4.880%	6 months WIBOR	—	(32,363)	(32,363)
						$—	$12,908	$12,908

Credit default swaps on credit indices — sell protection3

Counterparty	Referenced Index[4]	Notional amount		Termination date	Payments received by the Fund[2]	Upfront payments (made)/ received	Value	Unrealized depreciation	Credit spread[5]
DB	CDX.NA.HY.Series 18 Index	USD	4,500,000	06/20/17	5.000%	$136,198	$(151,690)	$(15,492)	5.877%
GSI	CDX.NA.HY.Series 16 Index	USD	3,500,000	06/20/16	5.000	(92,847)	(3,947)	(96,794)	5.074
						$43,351	$(155,637)	$(112,286)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investment company	$—	$9,997,983	$—	$9,997,983
Short-term investment	—	15,135,060	—	15,135,060
Options purchased	178,780	—	—	178,780
Forward foreign currency contracts, net	—	(49,579)	—	(49,579)
Futures contracts, net	(96,587)	202,269	—	105,682
Swap agreements, net	—	(142,729)	—	(142,729)
Total	$82,193	$25,143,004	$—	$25,225,197

SMA Relationship Trust—Series A
Portfolio of investments

June 30, 2012 (unaudited)

Portfolio footnotes
*	Non-income producing security.
[1]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/11	Purchases during the six months ended 06/30/12	Sales during the six months ended 06/30/12	Net realized gain during the six months ended 06/30/12	Change in net unrealized appreciation/ (depreciation) during the six months ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the six months ended 06/30/12
UBS Cash Management Prime
Relationship Fund	$1,760,568	$22,217,854	$8,843,362	$—	$—	$15,135,060	$4,050
UBS Global Corporate Bond
Relationship Fund	26,079,245	400,000	17,600,000	749,422	369,316	9,997,983	—
	$27,839,813	$22,617,854	$26,443,362	$749,422	$369,316	$25,133,043	$4,050

[2] Payments made or received are based on the notional amount.

3 If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[4] Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

[5] Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements	9

SMA Relationship Trust—Series G

August 15, 2012

Dear shareholder,
We present you with the semiannual report for Series G (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2012.

Performance
For the six months ended June 30, 2012, the Fund returned 3.91%. During the same period, its benchmark, the MSCI EAFE Free Index (gross) (the “Index”), returned 3.38%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 13.)

The Fund’s outperformance versus its benchmark was largely due to stock selection.

SMA Relationship Trust—Series G

Investment goal:
Provide long-term capital
appreciation.

Portfolio managers:
Vince Willyard and Stephan Maikkula
UBS Global Asset Management
(Americas) Inc.

Commencement:
May 6, 2011

Dividend payments:
Annually

An interview with the Portfolio Managers

Q.	How would you describe the economic environment during the reporting period?
A.	Economic growth in developed countries outside the US generally weakened and, in some cases, moved into negative territory, as the fallout from the ongoing sovereign debt crisis negatively impacted economies in Europe. Several countries, including the UK, fell back into a recession as they experienced two consecutive quarters of negative gross domestic product (“GDP”) growth. Elsewhere, while growth rates in many developing countries continued to surpass their developed country counterparts, in many cases they expanded at a less robust pace.

Q.	How did the overall international stock market perform during the reporting period?
A.	Developed and emerging markets equities both rallied during the first half of the reporting period. Generally robust investor risk appetite, signs that the US economy appeared to be gathering some momentum and fewer concerns regarding the European sovereign debt crisis helped to support the markets. However, a large portion of those gains were erased during the second half of the period. Fears of contagion from the European sovereign debt crisis increased, global growth fell and there were concerns as to whether or not the Chinese government could orchestrate a soft landing for its economy.

Q.	What strategies contributed to the Fund’s performance during the reporting period?
A.	The Fund’s performance is typically driven by stock selection; sector allocations are a byproduct of our bottom-up stock selection process. Having said this, a number of individual stocks contributed to performance during the review period.

  Mellanox Technologies, an Israeli company that supplies interconnect products essential for cloud computing, was the leading contributor to the Fund’s performance during the reporting period. The company reported first quarter 2012 results that exceeded estimates, and had a second quarter forecast that was much stronger than expected. Its shares continued to perform strongly throughout the second quarter, as the company announced the signing of several new contracts.

  Melco Crown Entertainment Ltd. is an owner and operator of casino gaming and entertainment resorts in Macau. Its shares benefited from better-than-expected fourth quarter 2011 results, and better-than-expected gross gaming revenues. We sold out of our position in May to take profits and reduce risk in the portfolio.

SMA Relationship Trust—Series G

  Gemalto N.V. is a designer of smart chips used in credit cards for payment processing and in passports for security verification. Shares of this Dutch-based company performed strongly when Gemalto took a controlling interest in a Turkish smart card maker during the period, to further enhance its geographic and product reach.

  Shares of Novo Nordisk, a Danish pharmaceutical company focusing on diabetes care, performed well as investors appeared to favor predictable growth companies amid the uncertain global macro environment. While the US Food and Drug Administration pushed back the approval time for Degludec, the company’s long-acting insulin, by three months, it will not require additional trials for the product.

Q.	Did any strategies detract from performance?
A.	Several stocks produced disappointing results and detracted from performance during the reporting period.

  Trican Well Service Ltd. is a Canadian energy services company engaged in fracking used to extract natural gas from shale formations. While the company reported strong fourth quarter 2011 results, weakness in US natural gas prices caused Trican Well Service to remobilize its assets and increase the down-time for its rigs. In addition, news reports of a fracking accident at one of their competitor’s sites renewed concerns about political pushback in this industry.

  Biosensors International Group Ltd. is a Singapore-based manufacturer of drug-eluting (dispensing) stents used to widen narrowing arteries. It also manufactures critical care catheter systems and blood pressure transducers. The company’s shares declined during the reporting period due to weaker-than-expected fiscal full-year results. The company also announced a disappointing forecast for its Japanese distribution partner, Terumo.

  Shares of Weir Group PLC, a UK-based engineering company focused on minerals, oil and gas, and power markets, performed poorly during the reporting period. Weir Group reported slower growth in the US natural gas markets as commodity prices weakened. Moreover, decelerating growth in China triggered concerns regarding a slowdown in the company’s minerals business unit.

  Shire is a UK-based manufacturer of pharmaceuticals used for the treatment of attention deficit disorders (ADD) in both adults and children. The company is also increasing focus on human genetic therapies (HGT). Shares of Shire fell as one of its phase III trials failed. In addition, expanded usage of its product Lialda was abandoned.

Q.	What is your outlook for the economy?
A.	The European sovereign debt situation has created much uncertainty, and is most likely the reason why stimulus measures have had less of an impact than we anticipated. The good news is that the weaker environments should help drive even more policy response with regards to growth and the European situation, similar to what we have already witnessed in the second quarter of 2012. Hopefully, with the Greece election tail risk behind us, and still-supportive monetary policies in place, the equity markets will have the potential to rally in the next few months. As always, tail risks still exist. These include--but are not limited to--a war erupting in the Middle East, European sovereign debt issues and a hard landing for the Chinese economy. Against this backdrop, we reduced the Fund’s overall risk exposure.

SMA Relationship Trust—Series G

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series G Managing Director UBS Global Asset Management (Americas) Inc.	Vincent Willyard Portfolio Manager SMA Relationship Trust—Series G Managing Director UBS Global Asset Management (Americas) Inc.

Stephan Maikkula Portfolio Manager SMA Relationship Trust—Series G Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six month period ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

			Since
Average annual total returns for periods ended 6/30/12	6 months	1 year	inception[1]
SMA Relationship Trust—Series G	3.91%	(20.19)%	(19.66)%
MSCI EAFE Free Index (gross)[2]	3.38	(13.39)	(13.29)

[1] Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

[2] The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. As of May 2011, the Index consisted of 22 developed market country indices. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Top ten equity holdings (unaudited)[1]
As of June 30, 2012
Percentage of net assets
FANUC Corp.	3.2%
Royal Dutch Shell PLC, Class A	2.9
Novo Nordisk A/S, Class B	2.8
Mellanox Technologies Ltd.	2.7
Swedish Match AB	2.3
Nestle SA	2.0
ORIX Corp.	1.8
Mitsubishi Corp.	1.8
Inditex SA	1.7
Compagnie Financiere Richemont SA, Class A	1.7
Total	22.9%

Country exposure by issuer, top five
(unaudited)[1]
As of June 30, 2012

Percentage of net assets
United Kingdom	20.5%
Japan	17.6
Switzerland	6.9
Germany	6.3
Australia	5.9
Total	57.2%

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2012
Common stocks
Aerospace & defense	0.75%
Airlines	1.11
Auto components	0.44
Automobiles	2.62
Beverages	2.29
Capital markets	2.06
Chemicals	3.44
Commercial banks	9.81
Commercial services & supplies	1.48
Communications equipment	0.00 [2]
Computers & peripherals	0.76
Construction & engineering	0.80
Consumer finance	0.41
Diversified financial services	2.89
Diversified telecommunication services	0.82
Electric utilities	0.50
Electronic equipment, instruments & components	0.73
Energy equipment & services	2.23
Food & staples retailing	1.53
Food products	4.50
Health care equipment & supplies	0.74
Health care providers & services	0.06
Hotels, restaurants & leisure	2.17
Household durables	1.29
Household products	0.80
Industrial conglomerates	1.16
Insurance	0.81
Internet & catalog retail	1.03
Internet software & services	1.73
Life sciences tools & services	0.82
Machinery	4.99
Media	1.24
Metals & mining	4.29
Multiline retail	1.88
Office electronics	0.71
Oil, gas & consumable fuels	6.22
Personal products	0.20
Pharmaceuticals	6.12
Real estate investment trust (REIT)	1.02
Real estate management & development	0.49
Semiconductors & semiconductor equipment	4.54
Software	0.43
Specialty retail	2.53
Textiles, apparel & luxury goods	3.00
Tobacco	2.29
Trading companies & distributors	1.79
Wireless telecommunication services	1.96
Total common stocks	93.48%

Investment company
iShares MSCI EAFE Index Fund	1.40
Warrants	0.82
Short-term investment	2.67
Total investments	98.37%

Cash and other assets, less liabilities	1.63
Net assets	100.00%

[1] Figures represent the direct investments of SMA Relationship Trust—Series G. Figures would be different if a breakdown of the underlying investment company was included.
[2] Amount represents less than 0.005%.

SMA Relationship Trust—Series G
Portfolio of investments

June 30, 2012 (unaudited)

Security description	Shares	Value
Common stocks—93.48%
Australia—5.92%
Australia & New Zealand Banking
Group Ltd.	28,390	$644,484
BHP Billiton Ltd.	20,927	682,148
Boart Longyear Ltd.	283,686	846,171
Commonwealth Bank of Australia	17,951	982,393
Fortescue Metals Group Ltd.	78,722	402,325
Incitec Pivot Ltd.	306,610	903,864
National Australia Bank Ltd.	43,122	1,047,236
Westpac Banking Corp.	34,393	748,204
Total Australia common stocks		6,256,825

Belgium—2.06%
Anheuser-Busch InBev NV	16,945	1,317,352
Telenet Group Holding NV	19,756	862,981
Total Belgium common stocks		2,180,333

Canada—2.48%
Bombardier, Inc., Class B	200,600	792,075
Dollarama, Inc.	17,000	1,021,570
Major Drilling Group International	32,500	375,724
Teck Resources Ltd., Class B	9,700	300,404
Trican Well Service Ltd.	11,300	130,415
Total Canada common stocks		2,620,188

China—1.25%
Baidu, Inc. ADR*	8,700	1,000,326
Prince Frog International Holdings Ltd.	590,000	212,475
Shougang Fushan Resources
Group Ltd.	420,000	109,166
Total China common stocks		1,321,967

Denmark—2.84%
Novo Nordisk A/S, Class B	20,739	3,000,333

France—3.10%
BNP Paribas SA	29,348	1,132,945
Technip SA	5,948	620,704
Total SA	23,322	1,052,502
Valeo SA	11,228	465,229
Total France common stocks		3,271,380

Germany—6.35%
Allianz SE	3,516	353,551
Deutsche Bank AG	13,767	500,338
Dialog Semiconductor PLC*	76,050	1,380,286
Fresenius SE & Co KGaA	620	64,291
GEA Group AG	24,480	650,003
Gerresheimer AG*	18,350	864,207
Hugo Boss AG	6,196	612,854
Kabel Deutschland Holding AG*	21,021	1,308,195
Lanxess AG	15,382	970,279
Total Germany common stocks		6,704,004

Hong Kong—1.70%
Cheung Kong Infrastructure
Holdings Ltd.	87,000	524,094
Shangri-La Asia Ltd.	388,000	744,136
Sun Hung Kai Properties Ltd.	44,000	522,118
Total Hong Kong common stocks		1,790,348

Indonesia—0.20%
Astra International Tbk PT	295,000	215,712

Israel—2.66%
Mellanox Technologies Ltd.*	39,600	2,805,264

Italy—1.57%
Saipem SpA	26,029	1,159,218
Tod’s SpA	4,933	495,542
Total Italy common stocks		1,654,760

Japan—17.57%
Canon, Inc.	18,600	744,795
Cosmos Pharmaceutical Corp.	8,600	570,683
Credit Saison Co., Ltd.	19,700	437,150
Denki Kagaku Kogyo KK	219,000	764,358
Don Quijote Co., Ltd.	28,000	963,287
FANUC Corp.	20,600	3,384,522
Isuzu Motors Ltd.	191,000	1,021,145
Komatsu Ltd.	13,400	321,171
Mitsubishi Corp.	93,600	1,890,121
Mitsubishi UFJ Financial Group, Inc.	160,700	769,077
Murata Manufacturing Co., Ltd.	14,700	771,136
Nissan Motor Co., Ltd.	162,400	1,538,042
NTT DOCOMO, Inc.	290	482,612
ORIX Corp.	20,690	1,925,790
Rakuten, Inc.	104,800	1,085,289
Seven & I Holdings Co., Ltd.	34,700	1,045,557
Square Enix Holdings Co., Ltd.	28,700	452,547
Tokyo Electron Ltd.	8,400	392,838
Total Japan common stocks		18,560,120

Macau—1.46%
Sands China Ltd.	480,800	1,540,171

Netherlands—3.04%
ASML Holding NV	4,164	212,186
Gemalto NV	11,192	804,887
ING Groep NV CVA*	167,304	1,128,772
Unilever NV CVA	31,852	1,066,100
Total Netherlands common stocks		3,211,945

SMA Relationship Trust—Series G
Portfolio of investments

June 30, 2012 (unaudited)

Security description	Shares	Value
Common stocks—(Concluded)
Norway—0.21%
Subsea 7 SA	11,065	$219,662
Veripos, Inc.*[1,2]	1,107	3,047
Total Norway common stocks		222,709

Singapore—2.42%
Biosensors International Group Ltd.*	867,000	784,245
Golden Agri-Resources Ltd.	1,022,000	546,344
Keppel Corp. Ltd.	150,000	1,229,115
Total Singapore common stocks		2,559,704

South Africa—1.29%
Steinhoff International Holdings Ltd.*	449,294	1,359,387

Spain—3.29%
Banco Bilbao Vizcaya Argentaria SA	24,627	177,496
Banco Santander SA	76,766	512,704
Inditex SA	17,303	1,789,644
Viscofan SA	23,171	997,771
Total Spain common stocks		3,477,615

Sweden—4.72%
Meda AB, Class A	104,460	997,068
Skandinaviska Enskilda Banken AB,
Class A	149,783	976,355
Swedish Match AB	59,706	2,409,607
Trelleborg AB, Class B	10,716	99,025
Volvo AB, Class B	44,120	505,424
Total Sweden common stocks		4,987,479

Switzerland—6.87%
Compagnie Financiere Richemont SA,
Class A	32,005	1,756,451
Credit Suisse Group AG*	41,346	755,341
GAM Holding AG*	83,013	924,171
Nestle SA	35,903	2,141,664
Novartis AG	24,640	1,374,418
Swatch Group AG	4,364	303,621
Total Switzerland common stocks		7,255,666

Thailand—0.83%
Home Product Center PCL	2,196,900	871,566

Turkey—1.11%
Turk Hava Yollari*	663,780	1,170,740

United Kingdom—20.54%
Afren PLC*	163,333	265,863
Aggreko PLC	47,946	1,559,643
Anglo American PLC	20,473	671,719
BG Group PLC	83,876	1,716,758
Croda International PLC	28,089	997,351
Derwent London PLC	18,291	531,441
Diageo PLC	43,164	1,110,405
Great Portland Estates PLC	87,665	542,611
HSBC Holdings PLC	194,769	1,717,364
Jardine Lloyd Thompson Group PLC	46,017	504,896
John Wood Group PLC	20,341	219,294
Reckitt Benckiser Group PLC	15,952	841,335
Rio Tinto PLC	23,633	1,128,695
Royal Dutch Shell PLC, Class A	89,534	3,016,064
Shire PLC	38,274	1,100,022
Standard Chartered PLC	76,666	1,671,382
Telecity Group PLC*	65,713	827,339
Tullow Oil PLC	22,149	511,293
Vodafone Group PLC	564,962	1,587,337
Weir Group PLC	12,487	301,171
Xstrata PLC	68,026	858,625
Total United Kingdom common stocks		21,680,608
Total common stocks
(cost $107,099,235)		98,718,824

Investment company—1.40%
iShares MSCI EAFE Index Fund
(cost $1,461,777)	29,700	1,483,812

	Number of
	warrants
Warrants—0.82%
South Korea—0.82%
Hyundai Mobis, strike @ USD 0.00001
expires 06/18/19* (cost $1,263,478)	3,635	871,181

	Shares
Short-term investment—2.67%
Investment company—2.67%
UBS Cash Management Prime
Relationship Fund[3]
(cost $2,824,967)	2,824,967	2,824,967
Total investments—98.37%
(cost $112,649,457)		103,898,784

Cash and other assets,
less liabilities—1.63%		1,719,159
Net assets—100.00%		$105,617,943

SMA Relationship Trust—Series G
Portfolio of investments

June 30, 2012 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,227,105
Gross unrealized depreciation	(12,977,778)
Net unrealized depreciation of investments	$(8,750,673)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 48. Portfolio footnotes begin on page 18.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$6,425,777	$92,290,000	$3,047	$98,718,824
Investment company	1,483,812	—	—	1,483,812
Warrants	—	871,181	—	871,181
Short-term investment	—	2,824,967	—	2,824,967
Total	$7,909,589	$95,986,148	$3,047	$103,898,784

Level 3 Rollforward Disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Common stock	Total
Assets
Beginning balance	$—	$—
Purchases	—	—
Issuances	0	0
Sales	—	—
Settlements	—	—
Accrued discounts (premiums)	—	—
Total realized gain (loss)	—	—
Change in net unrealized appreciation/depreciation	3,047	3,047
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$3,047	$3,047

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2012 was $3,047.

SMA Relationship Trust—Series G
Portfolio of investments

June 30, 2012 (unaudited)

Portfolio footnotes
* Non-income producing security.
1 Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2012, the value of this security amounted to $3,047 or 0.00% of net assets.
2 Security is illiquid. At June 30, 2012, the value of this security amounted to $3,047 or 0.00% of net assets.
3 The table below details the Fund’s investment in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/11	Purchases during the six months ended 06/30/12	Sales during the six months ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the six months ended 06/30/12
UBS Cash Management Prime Relationship Fund	$708,143	$32,396,023	$30,279,199	$2,824,967	$1,440

18	See accompanying notes to financial statements

SMA Relationship Trust—Series M

August 15, 2012

Dear shareholder,
We present you with the semiannual report for Series M (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2012.

Performance
Over the six month period, the Fund returned 3.24%, compared with the 3.66% return of its benchmark, the Barclays Municipal Bond Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 22.)

The Fund’s underperformance versus its benchmark over the reporting period was due primarily to duration positioning, along with our quality bias and sector allocation.

SMA Relationship Trust—Series M

Investment goal:
Total return consisting of capital appreciation and current income exempt from federal income tax.

Portfolio manager:
Elbridge T. Gerry
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 8, 2003

Dividend payments:
Monthly

The Fund used certain interest rate derivative instruments during the period to adjust its duration positioning. Overall, our duration strategy detracted from performance during the period.

An interview with Portfolio Manager Elbridge T. Gerry
Q.	How would you describe the economic environment during the reporting period?
A.

Although the overall US economy continued to grow, elevated unemployment and ongoing strains in the housing market held back a more robust expansion. Looking back, the Commerce Department reported 2.5% gross domestic product (“GDP”) growth in the US for the second quarter of 2011, followed by figures of 1.3% and 4.1% over the third and fourth quarters, respectively. GDP growth in the US then slowed to 2.0% and 1.5% [1] in the first and second quarters of 2012.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.

In August 2011, the Fed, acknowledging economic growth had been considerably slower than it expected, declared it would keep the extremely low federal funds rate of between 0.00% and 0.25% on hold until at least through mid-2013. In January 2012, the Fed extended this period, noting economic conditions warranted maintaining exceptionally low levels at least through late 2014. Additionally, in an attempt to stimulate the economy and keep longer term interest rates low, the Fed announced its plan to purchase $400 billion of longer term Treasury securities, and to sell an equal amount of shorter term Treasury securities by June 2012 (dubbed “Operation Twist”). At its meeting in June, the Fed extended Operation Twist until the end of 2012. The Fed also left the door open to a third round of quantitative easing, saying it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

1 Based on the Commerce Department’s most recent estimate announced on July 27, 2012, after the Funds’ fiscal period had ended.

SMA Relationship Trust—Series M

Q.	How did the overall US bond and municipal markets perform during the reporting period?
A.	The US taxable spread sectors (non-US Treasury fixed income securities) experienced periods of volatility during the reporting period, but ultimately produced positive returns and outperformed equal duration Treasuries.

During the first half of the period, investor risk appetite was generally robust due to indications that the US economy was gaining some traction. In addition, concerns relating to the European sovereign debt crisis appeared to have moved to the back burner. Risk aversion then ruled the markets in late April and May. This reversal in investor sentiment was triggered by signs that the US economy was decelerating, as well as by fears of contagion from Europe. Risk appetite then returned in late June, given some positive developments in Europe and expectations for another round of quantitative easing by the Fed. All told, during six months ended June 30, 2012, the overall US bond market, as measured by the Barclays US Aggregate Index, returned 2.37%.

The municipal bond market generated positive results (see “Performance” section) and outperformed its taxable bond counterpart during the six-month period. The Index moved higher during four of the first five months of the period, due to generally solid demand from investors seeking to generate yield in the low interest rate environment. Rising tax revenues, low defaults and actions by many states to reduce spending and address their long-term liabilities also supported the municipal market. In June, the municipal market modestly weakened, as new supply moved sharply higher. However, a large portion of the new issuance during the month was refinancing activity, as municipalities looked to capitalize on extremely low borrowing costs.

Q.	How did you manage the Fund over the reporting period?
A.	Given concerns regarding the macro environment, we maintained a defensive posture for the Fund. For example, the Fund’s duration was shorter than that of its benchmark. Overall, this positioning detracted from results as municipal yields declined over the six months ended June 30, 2012. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

The Fund’s quality bias also detracted from performance during the reporting period. For example, the Fund had an overweight to higher quality AAA-rated securities, and an underweight to lower rated BBB securities. This was detrimental for results, as lower quality, high-yielding municipal securities generated the best results during the reporting period. On the upside, a modest overweight to A-rated municipal securities was a positive for performance.

The Fund’s yield curve positioning produced mixed results. On the one hand, the Fund’s underweight to shorter term securities with maturities less than five years benefited performance, as they underperformed the Index. However, this positive effect was offset by the Fund’s underweight to securities with maturities of 20+ years, as it was the best-performing portion of the yield curve during the reporting period. A relatively neutral weight versus the Index in the intermediate portion of the curve did not impact performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

Q.	How did your sector positioning impact the Fund’s performance?
A.	Overall, sector positioning was a negative for results during the reporting period. For example, we had underweights to the tobacco and hospital sectors, based on our concerns regarding the underlying fundamentals of the sectors. However, these sectors performed well given strong demand from investors who were drawn to their attractive yields, and the Fund’s performance was negatively impacted.

SMA Relationship Trust—Series M

Q.	What is your outlook for the economy and the municipal bond market?
A.	Although economic growth in the US economy decelerated during the reporting period, we believe it has enough momentum to continue expanding during the second half of the year. That said, it’s likely that growth will be far from robust and a recession cannot entirely be ruled out. We also feel that the Fed will maintain its accommodative monetary policy and take further action if it deems it to be necessary. We expect to see continued volatility in the financial markets given a host of global macro issues and given the uncertainties associated with the upcoming elections in November and the “fiscal cliff’ in the beginning of 2013.

Within the municipal market, we continue to favor general obligation (GO) bonds at the state level, rather than at the local level. State GO bonds represent the highest-quality municipal bond sector, and an overweight here is consistent with our philosophy of capital preservation. The housing market has shown signs of stabilizing, but we expect economic conditions to remain difficult. When choosing local GO issuers, we are very selective, and are sticking to major metropolitan areas that our research indicates have strong, diverse local economies. For revenue sectors, we continue to favor power, lease and high-quality university bonds. Power bonds have been a defensive way to get exposure to lower-rated credits with higher yields. We are avoiding tobacco bonds because we believe headline risk in this area may increase.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series M Managing Director UBS Global Asset Management (Americas) Inc.	Elbridge T. Gerry Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

				Since
Average annual total returns for periods ended 6/30/12	6 months	1 year	5 years	inception[1]
SMA Relationship Trust—Series M	3.24%	10.20%	5.31%	4.78%
Barclays Municipal Bond Index[2]	3.66	9.90	5.95	5.16

1 Since inception returns are calculated as of the performance inception date, October 8, 2003, of SMA Relationship Trust—Series M.
2 The Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated long-term tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)
As a percentage of net assets as of June 30, 2012
Long-term municipal bonds
California	11.38%
Colorado	1.54
Florida	2.97
Georgia	7.59
Illinois	5.37
Indiana	1.15
Kentucky	1.22
Louisiana	1.85
Maryland	2.54
Massachusetts	15.50
Minnesota	3.29
New Jersey	3.02
New York	3.05
North Carolina	5.47
South Carolina	6.06
Tennessee	4.46
Texas	9.39
Virginia	1.58
Washington	3.41
Wisconsin	8.39
Total long-term municipal bonds	99.23

Total short-term investments	1.92
Total investments	101.15

Liabilities, in excess of other assets	(1.15)
Net assets	100.00%

SMA Relationship Trust—Series M
Portfolio of investments

June 30, 2012 (unaudited)

	Face
Security description	amount	Value
Long-term municipal bonds—99.23%
California—11.38%
California State Department of
Water Resources Revenue Bonds,
Series AM, 5.000%, due 12/01/20	$2,000,000	$2,412,580
California State Economic
Recovery Bonds, GO,
Series C-2, 0.200%, due 07/01/23[1]	2,700,000	2,700,000
Series C-3, 0.200%, due 07/01/23[1]	2,775,000	2,775,000
California State Public Works Board
Revenue Bonds,
Series A, 5.000%, due 04/01/21	1,500,000	1,738,200
State of California, GO,
5.000%, due 02/01/20	10,500,000	12,480,510
		22,106,290

Colorado—1.54%
City & County of Denver, COP,
Series A2, 0.180%, due 12/01/29[1]	3,000,000	3,000,000

Florida—2.97%
Tampa Health System
Revenue Bonds,
Series A, 5.000%, due 11/15/25	5,000,000	5,761,450

Georgia—7.59%
City of Atlanta GA Revenue Bonds,
Series B, 5.000%, due 01/01/20	3,500,000	4,161,290
Municipal Electric Authority of
Georgia Revenue Bonds,
Series A, 5.000%, due 01/01/21	3,500,000	4,181,485
State of Georgia, GO,
Series I, 5.000%, due 11/01/21	5,000,000	6,392,350
		14,735,125

Illinois—5.37%
State of Illinois, GO,
5.000%, due 03/01/18	6,000,000	6,744,240
5.000%, due 03/01/19	1,300,000	1,463,306
GO, AGM, 5.000%, due 01/01/21	2,000,000	2,230,040
		10,437,586

Indiana—1.15%
Indiana Health & Educational
Facilities Financing Authority
Hospital Revenue Bonds,
Series B, 5.000%, due 02/15/17	2,000,000	2,231,200

Kentucky—1.22%
County of Trimble Revenue Bonds,
Series A, 0.170%, due 12/01/38[1]	60,000	60,000
Kentucky State Property & Building
Commission Revenue Bonds,
NATL-RE, FGIC,
5.000%, due 11/01/19	2,000,000	2,315,620
		2,375,620

Louisiana—1.85%
City of New Orleans LA, GO,
AGC-ICC, FGIC,
5.500%, due 12/01/21	3,010,000	3,591,261

Maryland—2.54%
State of Maryland, GO, Series B,
5.000%, due 08/01/20	4,000,000	4,923,600

Massachusetts—15.50%
Commonwealth of Massachusetts, GO,
Series B, 5.000%, due 08/01/19	3,675,000	4,532,451
Massachusetts Development Finance
Agency Revenue Bonds,
5.250%, due 10/15/29	2,350,000	2,856,824
Massachusetts Health & Educational
Facilities Authority Revenue Bonds,
Series A, 5.500%, due 11/15/36	9,210,000	11,069,775
Massachusetts Municipal Wholesale
Electric Co. Revenue Bonds,
5.000%, due 07/01/16	5,000,000	5,688,300
5.000%, due 07/01/19	2,500,000	2,921,225
Massachusetts State Water Pollution
Abatement Revenue Bonds,
Series A, 5.250%, due 08/01/19	2,395,000	3,022,179
		30,090,754

Minnesota—3.29%
Minneapolis-St Paul Metropolitan
Airports Commission Revenue
Bonds, 5.000%, due 01/01/19	3,300,000	3,903,306
State of Minnesota, GO,
Series E, 5.000%, due 08/01/19	2,000,000	2,490,060
		6,393,366

New Jersey—3.02%
New Jersey Educational Facilities
Authority Revenue Bonds,
Series B, 5.000%, due 07/01/34	5,000,000	5,857,200

New York—3.05%
City of New York, GO,
Series G-1, 5.000%, due 04/01/26	1,000,000	1,175,890

SMA Relationship Trust—Series M
Portfolio of investments

June 30, 2012 (unaudited)

	Face
Security description	amount	Value
Long-term municipal bonds—(Concluded)
New York—(Concluded)
New York City Transitional Finance
Authority Future Tax
Secured Revenue Bonds,
Series A-1, 5.000%, due 11/01/21	$2,000,000	$2,501,020
Series E-1, 5.000%, due 02/01/37	2,000,000	2,249,460
		5,926,370

North Carolina—5.47%
North Carolina Eastern Municipal
Power Agency Power
Systems Revenue Bonds,
Series A, 6.500%, due 01/01/18	3,850,000	4,815,041
Series D, 5.000%, due 01/01/23	5,000,000	5,797,850
		10,612,891

South Carolina—6.06%
Piedmont Municipal Power
Agency Revenue Bonds,
Series A-3, 5.000%, due 01/01/18	5,080,000	5,890,870
Series A-4, 5.000%, due 01/01/20	5,000,000	5,884,250
		11,775,120

Tennessee—4.46%
State of Tennessee, GO,
Series B, 5.000%, due 08/01/20	4,195,000	5,284,693
Series C, 5.000%, due 05/01/27	2,795,000	3,367,640
		8,652,333

Texas—9.39%
San Antonio Electric & Gas
Revenue Bonds,
5.000%, due 02/01/19	2,875,000	3,181,187
5.000%, due 02/01/25	3,000,000	3,655,200
Texas State Transportation
Commission Revenue Bonds,
Series A, 5.000%, due 04/01/20	4,105,000	4,695,299
University of Texas System
Revenue Bonds,
Series A, 5.000%, due 08/15/25	5,500,000	6,702,025
		18,233,711
Virginia—1.58%
Virginia Public Building Authority
Revenue Bonds,
Series A, 5.000%, due 08/01/21	2,465,000	3,078,612

Washington—3.41%
Washington Public Power Supply
System Revenue Bonds,
Series B, NATL-RE-IBC,
7.125%, due 07/01/16	4,000,000	4,976,040
Washington State Health Care
Facilities Authority Revenue Bonds,
Series A, 5.000%, due 10/01/25	1,435,000	1,639,000
		6,615,040

Wisconsin—8.39%
State of Wisconsin Revenue Bonds,
State Appropriation, Series A,
5.750%, due 05/01/29	2,000,000	2,382,640
5.750%, due 05/01/33	6,680,000	7,853,008
6.000%, due 05/01/36	5,000,000	6,047,850
		16,283,498
Total long-term municipal bonds
(cost—$183,959,622)		192,681,027

	Shares
Short-term investment—1.92%
Investment company—1.92%
UBS Cash Management Prime
Relationship Fund[2]
(cost $3,731,279)	3,731,279	3,731,279
Total investments — 101.15%
(cost $187,690,901)		196,412,306

Liabilities, in excess of cash and
other assets—(1.15)%		(2,232,259)
Net assets—100.00%		$194,180,047

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,846,405
Gross unrealized depreciation	(125,000)
Net unrealized appreciation of investments	$8,721,405

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 48. Portfolio footnotes begin on page 26.

SMA Relationship Trust—Series M
Portfolio of investments

June 30, 2012 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Municipal bonds	$—	$192,681,027	$—	$192,681,027
Short-term investment	—	3,731,279	—	3,731,279
Total	$—	$196,412,306	$—	$196,412,306

Portfolio footnotes
1 Variable or floating rate security — The interest rate shown is the current rate as of June 30, 2012 and changes periodically.
2 The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.
Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	six months ended	six months ended	Value	six months ended
Security description	12/31/11	06/30/12	06/30/12	06/30/12	06/30/12
UBS Cash Management Prime Relationship Fund	$2,897,849	$95,884,691	$95,051,261	$3,731,279	$8,160

26	See accompanying notes to financial statements

SMA Relationship Trust—Series S

August 15, 2012

Dear shareholder,
We present you with the semiannual report for Series S (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2012.

Performance
Over the six months ended June 30, 2012, the Fund returned 12.28%. During the same period, the Fund’s benchmark, the Russell 2000 Index, returned 8.53%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 29.)

Despite a challenging month of June, the Fund solidly outpaced its benchmark over the six-month period. The Fund’s outperformance was primarily due to strong stock selection decisions.

SMA Relationship Trust—Series S

Investment goal:
Maximum total return, consisting of capital appreciation and current income, while controlling risk.

Portfolio manager:
Wilfred Talbot
UBS Global Asset Management
(Americas) Inc.

Commencement:
May 2, 2011

Dividend payments:
Annually

An interview with the Portfolio Manager
Q.	What strategies contributed to the Fund’s performance during the reporting period?
A.	Several consumer discretionary stocks were successful during the six months. The Fund was overweight to the sector earlier in the year, but after several stocks appreciated to our estimate of their fair value, we took profits by selling them. This brought the Fund’s sector weight to neutral. While we are certainly concerned about unemployment, still-declining house prices and deleveraging by consumers, most of the consumer stocks in the Fund are modestly exposed to these risks.

Among these, O’Charley’s, a casual dining, full service restaurant, was the largest stock contributor to Fund performance during the period. In February, Fidelity National Financial announced a plan to buy the restaurant chain at $9.85 a share—a 42% premium to the stock price. Shares surged higher, and we sold out of our position in order to fund better investment opportunities.

Shares of Francesca’s Holdings, a retailer of apparel, jewelry, accessories and gifts, rose sharply in mid-March after reporting better-than-expected quarterly results. The retailer has used the proceeds from a successful initial public offering to help finance growth plans. We sold the position in April to make room for higher-conviction investment opportunities.

Other contributors included the Fund’s consumer staples position in Prestige Brands. Genomma Lab Internacional announced an offer to acquire all of the outstanding shares of Prestige for $16.60 per share in cash. This caused the price of the stock to surge 23% in one day in February. We sold out of our position in February, since the stock price was trading at our estimate of fair value. Movado Group was also positive for performance. The company reported solid first quarter results, and has benefited from a resurgence in luxury watch sales. Additionally, Movado’s management team has executed well. We are encouraged by the company’s more accessible ESQ line of watches, as well as its luxury Ebel watches.

SMA Relationship Trust—Series S

Q.	What strategies detracted from performance?
A.	Many of the Fund’s largest performance detractors were energy names. All have been hurt because of concerns about the glut of natural gas and the resulting lower prices. In addition, oil prices had a big fall during the second quarter, declining approximately 25% before rebounding a bit. We initiated a new position in Alpha Natural Resources during the middle of May, after it substantially fell, but the stock underperformed in June due to several headwinds. For one, steam coal prices have continued to fall due to both the mild winter and the oversupply of cheap natural gas in the US. In addition, slower-than-expected growth in China, coupled with problems in Europe, caused metallurgical coal prices to fall more than expected.

The Fund’s position in North American Energy Partners negatively impacted performance, as well. The company provides heavy construction and mining, piling and pipeline installation services in the oil sands in Canada. Slower expansion plans from the integrated oil companies and increased competition in the oil sands market impacted pricing of the company’s services. Due to these negative events, the future earnings power of the company was significantly reduced, and we exited our position.

Another stock position that hindered relative performance during the six months was Greenbrier Companies. The railroad car manufacturer underperformed, as investors—us included—grew concerned that orders for new railroad cars were potentially peaking as the global economy started slowing. We exited our position to take advantage of better value and added to other existing positions in the portfolio.

Our position in Tenneco negatively impacted performance, as well. The company designs, manufactures and sells emission control and ride control products and systems for light, commercial and specialty vehicle applications worldwide. Tenneco reported disappointing earnings in May. We believe Tenneco is an attractive long-term structural growth story, and thus continue to hold this position.

Mark E. Carver	Wilfred Talbot
President	Portfolio Manager
SMA Relationship Trust—Series S	SMA Relationship Trust—Series S
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series S

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/12	6 months	1 year	Since inception[1]
SMA Relationship Trust—Series S	12.28%	(0.72)%	(4.14)%
Russell 2000 Index[2]	8.53	(2.08)	(4.30)

[1] Since inception returns are calculated as of the performance inception date, May 2, 2011, of SMA Relationship Trust—Series S.
[2] The Russell 2000 Index is designed to measure the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Top ten equity holdings (unaudited)[1]
As of June 30, 2012
Percentage of net assets
Greatbatch, Inc.	2.3%
Bio-Rad Laboratories, Inc., Class A	2.2
Vail Resorts, Inc.	2.0
Cinemark Holdings, Inc.	1.9
Tenneco, Inc.	1.8
Regis Corp.	1.8
Campus Crest Communities, Inc.	1.8
Regal-Beloit Corp.	1.7
East West Bancorp, Inc.	1.7
AO Smith Corp.	1.7
Total	18.9%

Industry diversification (unaudited)[2]
As a percentage of net assets as of June 30, 2012
Common stocks
Aerospace & defense	2.35%
Air freight & logistics	1.05
Auto components	1.81
Beverages	0.79
Building products	1.69
Capital markets	3.85
Chemicals	2.06
Commercial banks	7.25
Commercial services & supplies	1.51
Communications equipment	2.64
Construction & engineering	0.83
Diversified consumer services	1.79
Electric utilities	2.09
Electrical equipment	1.74
Electronic equipment, instruments & components	2.06
Energy equipment & services	1.53
Health care equipment & supplies	10.23
Health care providers & services	2.79
Hotels, restaurants & leisure	4.33
Household products	2.57
Insurance	1.52
Internet software & services	1.73
Life sciences tools & services	2.21
Machinery	2.52
Media	3.46
Metals & mining	1.42
Oil, gas & consumable fuels	3.51
Real estate investment trust (REIT)	7.88
Software	9.30
Textiles, apparel & luxury goods	2.33
Thrifts & mortgage finance	2.10
Trading companies & distributors	2.46
Total common stocks	95.40%

Investment company
iShares Russell 2000 Index Fund	1.97
Short-term investment	2.49
Total investments	99.86%

Cash and other assets, less liabilities	0.14
Net assets	100.00%

[1] Figures represent the direct investments of SMA Relationship Trust — Series S. Figures could be different if a breakdown of the underlying investment company was included.
[2] Figures represent the industry breakdown of direct investments of SMA Relationship Trust — Series S. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

SMA Relationship Trust—Series S
Portfolio of investments

June 30, 2012 (unaudited)

Security description	Shares	Value
Common stocks—95.40%
Aerospace & defense—2.35%
BE Aerospace, Inc.*	24,900	$1,087,134
LMI Aerospace, Inc.*	28,500	495,330
		1,582,464

Air freight & logistics—1.05%
Hub Group, Inc., Class A*	19,500	705,900

Auto components—1.81%
Tenneco, Inc.*	45,400	1,217,628

Beverages—0.79%
National Beverage Corp.*	35,400	528,876

Building products—1.69%
AO Smith Corp.	23,300	1,139,137

Capital markets—3.85%
Evercore Partners, Inc., Class A	34,500	806,955
Golub Capital BDC, Inc.	51,500	777,135
PennantPark Investment Corp.	97,400	1,008,090
		2,592,180

Chemicals—2.06%
Cytec Industries, Inc.	14,800	867,872
HB Fuller Co.	17,000	521,900
		1,389,772

Commercial banks—7.25%
Bank of Hawaii Corp.	14,400	661,680
Banner Corp.	24,900	545,559
BBCN Bancorp, Inc.*	90,625	986,906
City National Corp.	14,600	709,268
East West Bancorp, Inc.	49,600	1,163,616
Prosperity Bancshares, Inc.	19,400	815,382
		4,882,411

Commercial services & supplies—1.51%
InnerWorkings, Inc.*	75,200	1,017,456

Communications equipment—2.64%
Aruba Networks, Inc.*	33,600	505,680
Finisar Corp.*	41,600	622,336
NETGEAR, Inc.*	18,900	652,239
		1,780,255

Construction & engineering—0.83%
MasTec, Inc.*	37,200	559,488

Diversified consumer services—1.79%
Regis Corp.	67,300	1,208,708

Electric utilities—2.09%
Portland General Electric Co.	18,200	485,212
UNS Energy Corp.	24,000	921,840
		1,407,052

Electrical equipment—1.74%
Regal-Beloit Corp.	18,800	1,170,488

Electronic equipment, instruments & components—2.06%
Audience, Inc.*	33,600	647,808
Badger Meter, Inc.	7,700	289,135
Rofin-Sinar Technologies, Inc.*	23,800	450,534
		1,387,477

Energy equipment & services—1.53%
C&J Energy Services, Inc.*	39,200	725,200
Dril-Quip, Inc.*	4,700	308,273
		1,033,473

Health care equipment & supplies—10.23%
AtriCure, Inc.*	54,800	526,628
CONMED Corp.	23,500	650,245
Cooper Companies, Inc.	12,400	989,024
Greatbatch, Inc.*	67,900	1,542,009
Hill-Rom Holdings, Inc.	29,600	913,160
ICU Medical, Inc.*	12,900	688,602
Integra LifeSciences Holdings Corp.*	19,500	725,010
STERIS Corp.	27,300	856,401
		6,891,079

Health care providers & services—2.79%
Patterson Cos., Inc.	22,900	789,363
PSS World Medical, Inc.*	52,000	1,091,480
		1,880,843

Hotels, restaurants & leisure—4.33%
Caribou Coffee Co., Inc.*	60,900	786,219
Vail Resorts, Inc.	27,300	1,367,184
WMS Industries, Inc.*	38,100	760,095
		2,913,498

Household products—2.57%
Central Garden and Pet Co., Class A*	104,400	1,136,916
Spectrum Brands Holdings, Inc.*	18,400	599,288
		1,736,204

Insurance—1.52%
Validus Holdings Ltd.	32,000	1,024,960

SMA Relationship Trust—Series S
Portfolio of investments

June 30, 2012 (unaudited)

Security description	Shares	Value
Common stocks—(Concluded)
Internet software & services—1.73%
Bazaarvoice, Inc.*	8,300	$151,060
Demandware, Inc.*	6,600	156,354
ExactTarget, Inc.*	7,200	157,392
ValueClick, Inc.*	42,800	701,492
		1,166,298

Life sciences tools & services—2.21%
Bio-Rad Laboratories, Inc., Class A*	14,900	1,490,149

Machinery—2.52%
CIRCOR International, Inc.	16,600	565,894
Kaydon Corp.	23,100	494,109
Nordson Corp.	12,500	641,125
		1,701,128

Media—3.46%
Cinemark Holdings, Inc.	55,800	1,275,030
ReachLocal, Inc.*	43,800	481,800
Valassis Communications, Inc.*	26,300	572,025
		2,328,855

Metals & mining—1.42%
Compass Minerals International, Inc.	12,500	953,500

Oil, gas & consumable fuels—3.51%
Alpha Natural Resources, Inc.*	65,500	570,505
Berry Petroleum Co., Class A	22,500	892,350
Kodiak Oil & Gas Corp.*	109,100	895,711
		2,358,566

Real estate investment trust (REIT)—7.88%
Campus Crest Communities, Inc.	115,600	1,201,084
Hudson Pacific Properties, Inc.	57,400	999,334
LaSalle Hotel Properties	38,400	1,118,976
Mack-Cali Realty Corp.	36,100	1,049,427
Summit Hotel Properties, Inc.	112,200	939,114
		5,307,935

Software—9.30%
Cadence Design Systems, Inc.*	70,000	769,300
Envivio, Inc.*	68,500	439,085
Exa Corp.*	64,100	680,101
Guidewire Software, Inc.*	14,100	396,492
Infoblox, Inc.*	10,600	243,058
Proofpoint, Inc.*	14,300	242,385
RealPage, Inc.*	19,700	456,252
ServiceNow, Inc.*	5,900	145,140
Solera Holdings, Inc.	16,200	676,998
Splunk, Inc.*	8,100	227,610
SS&C Technologies Holdings, Inc.*	38,800	970,000
Tangoe, Inc.*	31,528	671,862
Websense, Inc.*	18,600	348,378
		6,266,661

Textiles, apparel & luxury goods—2.33%
Fifth & Pacific Cos., Inc.*	100	1,073
Iconix Brand Group, Inc.*	51,500	899,705
Movado Group, Inc.	26,600	665,532
		1,566,310

Thrifts & mortgage finance—2.10%
Brookline Bancorp, Inc.	100,300	887,655
EverBank Financial Corp.*	48,600	528,282
		1,415,937

Trading companies & distributors—2.46%
United Rentals, Inc.*	17,400	592,296
Watsco, Inc.	14,400	1,062,720
		1,655,016
Total common stocks
(cost $64,068,338)		64,259,704

Investment company—1.97%
iShares Russell 2000 Index Fund
(cost $1,314,804)	16,700	1,330,155

Short-term investment—2.49%
Investment company—2.49%
UBS Cash Management Prime
Relationship Fund[1]
(cost $1,674,410)	1,674,410	1,674,410
Total investments—99.86%
(cost $67,057,552)		67,264,269

Cash and other assets, less liabilities—0.14%		96,959
Net assets—100.00%		$67,361,228

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,086,667
Gross unrealized depreciation	(3,879,950)
Net unrealized appreciation of investments	$206,717

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 48. Portfolio footnotes begin on page 33.

SMA Relationship Trust—Series S
Portfolio of investments

June 30, 2012 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common stocks	$64,259,704	$—	$—	$64,259,704
Investment company	1,330,155	—	—	1,330,155
Short-term investment	—	1,674,410	—	1,674,410
Total	$65,589,859	$1,674,410	$—	$67,264,269

Portfolio footnotes
* Non-income producing security.
[1] The table below details the Fund’s investment in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	six months ended	six months ended	Value	six months ended
Security description	12/31/11	06/30/12	06/30/12	06/30/12	06/30/12
UBS Cash Management Prime Relationship Fund	$1,173,605	$9,490,583	$8,989,778	$1,674,410	$1,037

See accompanying notes to financial statements.	33

SMA Relationship Trust—Series T

August 15, 2012

Dear shareholder,
We present you with the semiannual report for Series T (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2012.

Performance
Over the six-month reporting period, the Fund returned 4.04%. For comparison purposes, the Barclays US Credit Index and the Barclays US Mortgage-Backed Securities Index returned 4.55% and 1.66%, respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 37.)

Sector allocation and currency management were positives for performance during the reporting period.

SMA Relationship Trust—Series T

Investment goal:
Maximum total return, consisting of income and capital appreciation.

Portfolio managers1:
Portfolio Management Team, including Scott Dolan, John Dugenske, Craig Ellinger, Brian Fehrenbach and Justin Tabellione
UBS Global Asset Management (Americas) Inc.

Commencement:
October 9, 2003

Dividend payments:
Monthly

The Fund used derivatives during the review period. Certain interest rate derivatives were used to facilitate specific duration and yield curve strategies, while credit default swaps were used to implement specific credit-related investment strategies. The Fund engaged in foreign exchange forwards to implement its active currency positions. Derivatives play a role in the overall portfolio construction process, but are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, sector allocation and currency management were positive contributors to performance, whereas yield curve positioning and security selection did not meaningfully impact results.

An interview with the Portfolio Managers
Q.	How would you describe the economic environment during the reporting period?
A.	Although the overall US economy continued to grow, elevated unemployment and ongoing strains in the housing market held back a more robust expansion. Looking back, the Commerce Department reported 2.5% gross domestic product (“GDP”) growth in the US for the second quarter of 2011, followed by figures of 1.3% and 4.1% over the third and fourth quarters, respectively. GDP growth in the US then slowed to 2.0% and 1.5%[2] in the first and second quarters of 2012.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	In August 2011, the Fed, acknowledging economic growth had been considerably slower than it expected, declared it would keep the extremely low federal funds rate of between 0.00% and 0.25% on hold until at least through mid-2013. In January 2012, the Fed extended this period, noting economic conditions warranted maintaining exceptionally low levels at least through late 2014. Additionally, in an attempt to stimulate the economy and keep longer term interest rates low, the Fed announced its plan to purchase $400 billion of longer term Treasury securities, and to sell an equal amount of shorter term Treasury securities by June 2012 (dubbed “Operation Twist”). At its meeting in June, the Fed extended Operation Twist until the end of 2012. The Fed

[1] Please note, effective July 10, 2012, Scott Dolan, John Dugenske, Craig Ellinger, Brian Fehrenbach and Justin Tabellione replaced Michael Dow as portfolio manager of the Fund.
[2] Based on the Commerce Department’s most recent estimate announced on July 27, 2012, after the Funds’ fiscal period had ended.

SMA Relationship Trust—Series T

also left the door open to a third round of quantitative easing, saying it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q.	How did the overall US bond market perform during the reporting period?
A.	The US taxable spread sectors (non-US Treasury fixed income securities) experienced periods of volatility during the reporting period, but ultimately produced positive returns and outperformed equal duration Treasuries. During the first half of the period, investor risk appetite was generally robust due to indications that the US economy was gaining some traction. In addition, concerns related to the European sovereign debt crisis appeared to have moved to the back burner. Risk aversion then ruled the markets in late April and May. This reversal in investor sentiment was triggered by signs that the US economy was decelerating, as well as by fears of contagion from Europe. Risk appetite then returned in late June, given some positive developments in Europe and expectations for another round of quantitative easing by the Fed. That said, during the six months ended June 30, 2012, the overall US bond market, as measured by the Barclays US Aggregate Index, returned 2.37%.

Q.	What strategies contributed to the Fund’s performance during the reporting period?
A.	Our allocation to commercial mortgage-backed securities (CMBS) contributed to results. The CMBS sector was one of the best-performing spread sectors during the reporting period, given generally solid demand from investors seeking to generate yield in the low interest rate environment.

Additionally, the Fund’s exposure to investment grade corporate bonds was rewarded, as they produced a strong return. In particular, our allocations to industrial and financial credits were beneficial for performance.

The Fund’s tactical currency decisions also contributed to results. The largest benefit came from our short position in the euro, which weakened during the reporting period given concerns related to the European sovereign debt crisis.

Q.	Did any strategies detract from performance?
A.	None of the Fund’s investment strategies detracted from absolute performance during the reporting period. However, while the Fund’s Treasury securities generated positive absolute returns, allocating a larger portion of the portfolio to the spread sectors would have generated even more enhanced results given the spread sectors’ outperformance versus equal duration Treasuries.

Q.	What is your outlook for the economy?
A.	Although economic growth in the US economy decelerated during the reporting period, we believe it has enough momentum to continue expanding during the second half of the year. That said, it’s likely that growth will be far from robust and a recession cannot entirely be ruled out. We also feel that the Fed will maintain its accommodative monetary policy and take further action if it deems it to be necessary. We expect to see continued volatility in the financial markets given a host of global macro issues, and given the uncertainties associated with the upcoming elections in November and the “fiscal cliff’ in the beginning of 2013.

SMA Relationship Trust—Series T

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver
President
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management
(Americas) Inc.

John Dugenske, CFA
Portfolio Manager
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management
(Americas) Inc.

Brian Fehrenbach, CFA
Portfolio Manager
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management
(Americas) Inc.
Scott Dolan
Portfolio Manager
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management
(Americas) Inc.

Craig Ellinger, CFA
Portfolio Manager
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management
(Americas) Inc.

Justin Tabellione, CFA
Portfolio Manager
SMA Relationship Trust—Series T
Executive Director
UBS Global Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/12	6 months	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series T	4.04%	9.39%	(6.48)%	(2.16)%
Barclays US Credit Index[2]	4.55	9.54	7.59	5.99
Barclays US Mortgage-Backed
Securities Index[3]	1.66	4.97	6.67	5.56

[1] Since inception returns are calculated as of the performance inception date, October 9, 2003, of SMA Relationship Trust—Series T.
[2] The Barclays US Credit Index is an unmanaged sub-index of the Barclays US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. Investors should note that indices do not reflect the deduction of fees and expenses.
[3] The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the agency mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Top ten long-term fixed income holdings
(unaudited)[1]
As of June 30, 2012
Percentage of
net assets
US Treasury Notes, 0.625%, due 05/31/17	8.0%
US Treasury Notes, 2.000%, due 02/15/22	4.8
US Treasury Notes, 0.875%, due 04/30/17	3.0
US Treasury Notes, 1.750%, due 05/15/22	2.5
Federal National Mortgage Association Pools,
#AI6578, 4.500%, due 07/01/41	2.1
US Treasury Bonds, 3.125%, due 02/15/42	2.0
Federal Home Loan Mortgage Corp. Gold Pools,
3.000%, due 07/15/42	1.9
Government National Mortgage Association
Pools, 3.500%, due 07/15/42	1.8
Federal National Mortgage Association Pools,
#AD9114, 5.000%, due 07/01/40	1.6
Federal National Mortgage Association Pools,
#AB1475, 4.500%, due 09/01/40	1.5
Total	29.2%

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2012
Bonds
Corporate bonds
Beverages	0.18%
Building products	0.25
Capital markets	1.17
Commercial banks	1.82
Commercial services & supplies	0.17
Computers & peripherals	0.15
Consumer finance	1.58
Diversified financial services	2.52
Diversified telecommunication services	0.99
Electric utilities	0.94
Energy equipment & services	0.21
Food & staples retailing	0.15
Food products	0.54
Household durables	0.12
Independent power producers & energy traders	0.15
Insurance	1.06
Leisure equipment & products	0.12
Machinery	0.25
Media	1.29
Metals & mining	0.60
Multiline retail	0.08
Multi-utilities	0.45
Oil, gas & consumable fuels	3.17
Paper & forest products	0.33
Pharmaceuticals	0.43
Real estate investment trust (REIT)	0.60
Road & rail	0.24
Tobacco	0.69
Wireless telecommunication services	0.52
Total corporate bonds	20.77%

Asset-backed securities	0.75
Commercial mortgage-backed securities	5.98
Mortgage & agency debt securities	39.35
Municipal bonds	1.27
US government obligations	22.49
Non-US government obligations	0.81
Supranational bonds	0.75
Total bonds	92.17%

Investment companies
UBS Credit Bond Relationship Fund	3.16
UBS High Yield Relationship Fund	0.49
Total investment companies	3.65

Short-term investment	12.79
Options purchased	0.04
Total investments	108.65%

Liabilities, in excess of cash and other assets	(8.65)
Net assets	100.00%

[1] Figures represent the direct investments of SMA Relationship Trust - Series T. Figures could be different if a breakdown of the underlying investment company was included.

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2012 (unaudited)

Security description	Face amount	Value
Bonds—92.17%
Corporate bonds—20.77%
Austria—0.33%
PE Paper Escrow GmbH,
12.000%, due 08/01/14[1]	$310,000	$330,925

Brazil—0.64%
Petrobras International Finance Co.,
2.875%, due 02/06/15	345,000	350,175
5.375%, due 01/27/21	275,000	295,922
Total Brazil corporate bonds		646,097

Canada—0.34%
Cenovus Energy, Inc.,
4.500%, due 09/15/14	245,000	261,595
Teck Resources Ltd.,
6.250%, due 07/15/41	70,000	78,371
Total Canada corporate bonds		339,966

Cayman Islands—0.55%
Transocean, Inc.,
6.800%, due 03/15/38	190,000	213,628
Vale Overseas Ltd.,
4.375%, due 01/11/22	250,000	254,581
6.875%, due 11/21/36	75,000	86,997
Total Cayman Islands corporate bonds		555,206

Curacao—0.43%
Teva Pharmaceutical Finance Co. BV,
2.400%, due 11/10/16	240,000	247,970
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	175,000	184,061
Total Curacao
corporate bonds		432,031

Mexico—0.67%
America Movil SAB de CV,
5.000%, due 03/30/20	265,000	300,946
Petroleos Mexicanos,
4.875%, due 01/24/22[1]	350,000	378,000
Total Mexico corporate bonds		678,946

Norway—0.31%
Eksportfinans ASA,
3.000%, due 11/17/14	325,000	307,917

South Africa—0.18%
AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	180,000	184,991

United Kingdom—0.53%
Barclays Bank PLC,
5.140%, due 10/14/20	20,000	18,901
HSBC Holdings PLC,
4.000%, due 03/30/22	500,000	519,199
Total United Kingdom
corporate bonds		538,100

United States—16.79%
Altria Group, Inc.,
9.950%, due 11/10/38	125,000	198,758
American International Group, Inc.,
3.000%, due 03/20/15	205,000	206,036
4.250%, due 09/15/14	175,000	181,358
4.875%, due 06/01/22	70,000	71,626
Anadarko Petroleum Corp.,
5.950%, due 09/15/16	210,000	238,303
6.450%, due 09/15/36	260,000	300,594
Anheuser-Busch InBev Worldwide, Inc.,
8.200%, due 01/15/39	115,000	182,834
Apache Corp.,
5.250%, due 02/01/42	170,000	199,836
Appalachian Power Co.,
4.600%, due 03/30/21	325,000	364,423
AT&T, Inc.,
1.600%, due 02/15/17	295,000	295,378
6.500%, due 09/01/37	160,000	203,419
Bank of America Corp.,
5.700%, due 01/24/22	30,000	33,039
Berkshire Hathaway Finance Corp.,
3.000%, due 05/15/22	80,000	80,955
Burlington Northern Santa Fe LLC,
6.150%, due 05/01/37	75,000	92,004
Capital One Financial Corp.,
2.150%, due 03/23/15	145,000	146,130
Caterpillar Financial Services Corp.,
2.850%, due 06/01/22	250,000	251,071
Cellco Partnership,
8.500%, due 11/15/18	165,000	225,784
CIT Group, Inc.,
7.000%, due 05/02/16[1]	590,000	591,475
Citigroup, Inc.,
4.450%, due 01/10/17	635,000	665,634
4.500%, due 01/14/22	75,000	77,464
Comcast Corp.,
6.300%, due 11/15/17	200,000	240,451
6.950%, due 08/15/37	115,000	147,708
ConocoPhillips,
6.500%, due 02/01/39	110,000	152,329
CVS Caremark Corp.,
6.125%, due 09/15/39	120,000	149,155

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2012 (unaudited)

Security description	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Deere & Co.,
2.600%, due 06/08/22	$255,000	$254,554
Dell, Inc.,
5.400%, due 09/10/40	140,000	147,160
Developers Diversified Realty Corp.,
7.875%, due 09/01/20	445,000	532,091
DirecTV Holdings LLC,
6.000%, due 08/15/40	200,000	217,945
Dolphin Subsidiary II, Inc.,
7.250%, due 10/15/21[1]	190,000	210,900
Energy Transfer Partners LP,
5.200%, due 02/01/22	240,000	257,019
6.500%, due 02/01/42	80,000	85,731
7.500%, due 07/01/38	50,000	56,390
ERP Operating LP, REIT,
4.750%, due 07/15/20	65,000	71,503
Ford Motor Credit Co. LLC,
2.750%, due 05/15/15	450,000	453,651
5.000%, due 05/15/18	235,000	249,542
5.875%, due 08/02/21	440,000	489,503
General Electric Capital Corp.,
4.650%, due 10/17/21	225,000	249,868
Goldman Sachs Group, Inc.,
3.300%, due 05/03/15	230,000	229,968
5.750%, due 01/24/22	325,000	343,071
Hartford Financial Services Group, Inc.,
6.625%, due 04/15/42	75,000	77,251
Hasbro, Inc.,
6.350%, due 03/15/40	105,000	121,974
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	160,000	176,400
JPMorgan Chase & Co.,
3.150%, due 07/05/16	480,000	493,634
5.400%, due 01/06/42	180,000	197,644
Kinder Morgan Energy Partners LP,
3.950%, due 09/01/22	165,000	167,163
6.500%, due 09/01/39	105,000	119,918
Kraft Foods Group, Inc.,
5.000%, due 06/04/42[1]	240,000	254,010
Marathon Oil Corp.,
6.600%, due 10/01/37	65,000	80,386
MBNA Corp.,
6.125%, due 03/01/13	495,000	508,482
Merrill Lynch & Co., Inc.,
Series C, 5.000%, due 01/15/15	325,000	336,262
MetLife, Inc.,
6.400%, due 12/15/36	250,000	245,069
MidAmerican Energy Holding Co.,
5.950%, due 05/15/37	175,000	217,060
Morgan Stanley,
6.000%, due 04/28/15	260,000	268,764
News America, Inc.,
6.200%, due 12/15/34	85,000	96,705
Norfolk Southern Corp.,
3.250%, due 12/01/21	150,000	155,051
Oncor Electric Delivery Co. LLC,
6.800%, due 09/01/18	185,000	221,123
Owens Corning,
6.500%, due 12/01/16	225,000	250,182
Philip Morris International, Inc.,
2.900%, due 11/15/21	295,000	303,793
Phillips 66,
4.300%, due 04/01/22[1]	100,000	105,197
PPL Energy Supply LLC,
4.600%, due 12/15/21	150,000	153,928
Prudential Financial, Inc.,
6.625%, due 12/01/37	190,000	214,897
Reynolds American, Inc.,
7.625%, due 06/01/16	160,000	192,836
Sempra Energy,
9.800%, due 02/15/19	175,000	242,562
Southern California Edison Co.,
4.050%, due 03/15/42	145,000	151,228
Target Corp.,
7.000%, due 01/15/38	55,000	77,260
Time Warner Cable, Inc.,
6.550%, due 05/01/37	80,000	94,866
6.750%, due 07/01/18	325,000	395,909
Time Warner, Inc.,
6.100%, due 07/15/40	85,000	97,784
Tupperware Brands Corp.,
4.750%, due 06/01/21	120,000	124,315
Valero Energy Corp.,
6.625%, due 06/15/37	135,000	151,374
Verizon Communications, Inc.,
6.100%, due 04/15/18	410,000	499,502
Wells Fargo & Co.,
2.100%, due 05/08/17	700,000	701,564
WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	285,000	294,466
Total United States corporate bonds		16,933,219
Total corporate bonds
(cost $20,251,190)		20,947,398

Asset-backed securities—0.75%
United States—0.75%
Citibank Credit Card Issuance Trust,
Series 2006-C1, Class C1,
0.644%, due 02/20/15[2]	575,000	574,521

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2012 (unaudited)

Security description	Face amount	Value
Bonds—(Continued)
Asset-backed securities—(Concluded)
United States—(Concluded)
Delta Air Lines Pass Through Trust,
Series 2007-1,
6.821%, due 08/10/22	$164,910	$177,278
Total asset-backed securities
(cost $729,459)		751,799

Commercial mortgage-backed securities—5.98%
United States—5.98%
Banc of America Commercial
Mortgage, Inc.,
Series 2007-4, Class AM,
5.983%, due 02/10/51[2]	675,000	676,317
Bear Stearns Commercial
Mortgage Securities,
Series 2006-PW14, Class AM,
5.243%, due 12/11/38	210,000	221,716
FDIC Structured Sale
Guaranteed Notes,
Series 2010-C1, Class A,
2.980%, due 12/06/20[1]	973,645	1,009,390
Greenwich Capital Commercial
Funding Corp.,
Series 2007-GG11, Class A4,
5.736%, due 12/10/49	875,000	969,633
GS Mortgage Securities Corp. II,
Series 2006-RR2, Class H,
5.738%, due 06/23/46[1,2]	3,991,000	0
JP Morgan Chase Commercial
Mortgage Securities Corp.,
Series 2006-LDP8, Class AJ,
5.480%, due 05/15/45	500,000	452,228
Series 2007-LD11, Class A4,
6.009%, due 06/15/49[2]	450,000	494,012
Series 2006-LDP7, Class AJ,
6.064%, due 04/15/45[2]	825,000	730,156
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.979%, due 08/12/45[1,2]	805,000	835,939
Wachovia Bank Commercial
Mortgage Trust,
Series 2007-C33, Class A4,
6.097%, due 02/15/51[2]	575,000	644,361
Total commercial
mortgage-backed securities
(cost $8,868,513)		6,033,752

Mortgage & agency debt securities—39.35%
United Kingdom—3.23%
Arkle Master Issuer PLC,
Series 2012-1A, Class 2A1,
2.166%, due 05/17/60[1,2]	630,000	630,998
Fosse Master Issuer PLC,
Series 2012-1A, Class 2A2,
1.727%, due 10/18/54[1,2]	550,000	549,973
Series 2011-1A, Class A2,
1.866%, due 10/18/54[1,2]	625,000	628,431
Holmes Master Issuer PLC,
Series 2010-1A, Class A2,
1.867%, due 10/15/54[1,2]	300,000	301,355
Series 2012-1A, Class A2,
2.117%, due 10/15/54[1,2]	775,000	783,172
Silverstone Master Issuer PLC,
Series 2012-1A, Class 1A,
2.016%, due 01/21/55[1,2]	350,000	352,644
Total United Kingdom mortgage &
agency debt securities		3,246,573

United States—36.12%
Banc of America Funding Corp.,
Series 2006-I, Class SB2,
2.980%, due 12/20/36[2]	900,795	20,088
Credit Suisse Mortgage
Capital Certificates,
Series 2006-4, Class CB1,
4.681%, due 05/25/36[2]	418,669	4
Federal Home Loan Mortgage Corp.
Gold Pools,[3]
3.000%, TBA	1,875,000	1,916,895
3.500%, TBA	1,325,000	1,390,008
#A96140, 4.000%, due 01/01/41	657,440	698,561
#G04913, 5.000%, due 03/01/38	465,416	500,887
#G05132, 5.000%, due 12/01/38	1,118,833	1,202,703
#G02922, 5.500%, due 04/01/37	350,883	388,386
#G06381, 5.500%, due 08/01/40	1,383,341	1,513,037
#C56030, 6.000%, due 03/01/31	8,566	9,605
#G06019, 6.000%, due 10/01/36	393,081	435,447
#C55783, 6.500%, due 01/01/29	106,786	122,396
#G00194, 7.500%, due 02/01/24	148,546	175,547
#C00410, 8.000%, due 07/01/25	47,103	56,920
#C37436, 8.000%, due 01/01/30	19,438	23,962
Federal National Mortgage
Association Pools,[3]
2.500%, TBA	1,350,000	1,390,922
3.500%, TBA	650,000	683,211
#AH1560, 4.000%, due 01/01/41	545,213	581,190
#AH3347, 4.000%, due 01/01/41	819,166	873,220

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2012 (unaudited)

Security description	Face amount	Value
Bonds—(Continued)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
#AB2331, 4.000%, due 02/01/41	$630,371	$672,164
#AE9202, 4.000%, due 09/01/41	1,097,922	1,170,713
#889657, 4.500%, due 09/01/37	973,977	1,048,248
#AB1475, 4.500%, due 09/01/40	1,432,740	1,541,994
#AI6578, 4.500%, due 07/01/41	1,929,070	2,079,789
#AJ1415, 4.500%, due 09/01/41	977,519	1,053,893
#975213, 5.000%, due 03/01/38	160,392	173,632
#890209, 5.000%, due 05/01/40	35,506	38,437
#AD9114, 5.000%, due 07/01/40	1,435,034	1,567,510
#AJ1422, 5.000%, due 09/01/41	1,076,651	1,172,082
#244450, 5.500%, due 11/01/23	38,775	42,229
#555591, 5.500%, due 07/01/33	804,208	884,130
5.500%, TBA	500,000	545,391
#708631, 6.000%, due 06/01/33	39,798	44,815
#901999, 6.000%, due 11/01/36	321,682	354,493
#918098, 6.000%, due 05/01/37	796,059	877,256
#AE0405, 6.000%, due 08/01/37	510,572	569,496
#990686, 6.000%, due 09/01/38	155,783	171,331
#872912, 6.500%, due 06/01/36	875,297	988,236
#675469, 7.000%, due 04/01/18	26,187	27,293
#253824, 7.000%, due 03/01/31	19,718	23,290
Federal National Mortgage Association
Pools Re-REMIC,[3]
Series 2005-29, Class KA,
4.500%, due 02/25/35	445,675	471,265
First Horizon Asset Securities, Inc.,
Series 2004-FL1, Class 1A1,
0.515%, due 02/25/35[2]	243,475	211,433
GMAC Mortgage Corp. Loan Trust,
Series 1982, Class 7,
11.625%, due 10/01/12[4,5]	325	325
Government National
Mortgage Association,
3.000%, due 07/15/42	1,225,000	1,272,660
Government National Mortgage
Association Pools,
#738970, 3.500%, due 11/15/26	549,575	587,661
#G2 5256, 3.500%, due 12/20/26	1,062,955	1,136,801
3.500%, TBA	1,700,000	1,818,203
#G2 5107, 4.000%, due 07/20/26	859,877	918,690
4.000%, TBA	775,000	846,324
#G2 4696, 4.500%, due 05/20/40	868,815	959,990
#G2 4835, 5.000%, due 10/20/40	635,875	704,526
#G2 2687, 6.000%, due 12/20/28	28,751	32,434
#495814, 6.000%, due 01/15/29	27,776	31,371
#G2 508540, 6.000%,
due 02/20/34	333,238	375,034
#486873, 6.500%, due 01/15/29	11,942	13,927
#338523, 8.000%, due 12/15/22	2,300	2,739
#780339, 8.000%, due 12/15/23	22,130	26,372
Merrill Lynch Mortgage
Investors, Inc.,
Series 2006-F1, Class M1,
6.000%, due 04/25/36	1,229,083	123
Total United States mortgage &
agency debt securities		36,439,289
Total mortgage & agency
debt securities
(cost $41,072,877)		39,685,862

Municipal bonds—1.27%
Chicago Transit Authority
Series 2008-A, 6.899%,
due 12/01/40	120,000	141,445
Illinois State Taxable Pension
Series 2003, 5.100%,
due 06/01/33	250,000	236,010
Los Angeles Unified School District
Series 2010, 6.758%,
due 07/01/34	350,000	453,761
New York State Urban Development
Corp. Revenue Bonds,
5.770%, due 03/15/39	155,000	191,954
State of California, GO Bonds,
Series 2009, 7.300%,
due 10/01/39	210,000	262,340
Total municipal bonds
(cost $1,073,199)		1,285,510

US government obligations—22.49%
US Treasury Bonds,
3.000%, due 05/15/42	1,000,000	1,047,344
3.125%, due 11/15/41	915,000	983,625
3.125%, due 02/15/42	1,905,000	2,046,088
US Treasury Notes,
0.250%, due 05/31/14	225,000	224,719
0.625%, due 05/31/17	8,085,000	8,047,736
0.875%, due 04/30/17	2,985,000	3,007,620
1.750%, due 05/15/22	2,460,000	2,479,988
2.000%, due 02/15/22	4,685,000	4,842,753
Total US government obligations
(cost $22,402,818)		22,679,873

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2012 (unaudited)

Security description	Face amount	Value
Bonds—(Concluded)
Non-US government obligations—0.81%
Chile—0.20%
Republic of Chile,
3.250%, due 09/14/21	$190,000	$201,746
Colombia—0.23%
Republic of Colombia,
4.375%, due 07/12/21	205,000	231,138
Germany—0.25%
Kreditanstalt fuer Wiederaufbau,
2.625%, due 01/25/22	245,000	252,666
Mexico—0.13%
United Mexican States,
4.750%, due 03/08/44	125,000	134,062
Total Non-US government
obligations (cost $767,121)		819,612

Supranational bonds—0.75%
European Investment Bank,
1.250%, due 09/17/13	360,000	363,054
2.875%, due 01/15/15	375,000	394,219
Total supranational bonds
(cost $752,179)		757,273
Total bonds
(cost $95,917,356)		92,961,079

	Shares
Investment companies—3.65%
UBS Credit Bond Relationship Fund*[6]	199,077	3,182,683
UBS High Yield Relationship Fund*[6]	17,212	499,392
Total investment companies
(cost $2,908,699)		3,682,075

Short-term investment—12.79%
Investment company—12.79%
UBS Cash Management Prime
Relationship Fund[6]
(cost $12,896,974)	12,896,974	12,896,974

	Number of contracts
Options Purchased*—0.04%
Put Options—0.04%
Euro-Schatz,
strike @ EUR 110.40,
expires August 2012
(cost $43,287)	221	40,553
Total investments—108.65%
(cost $111,766,316)		109,580,681

Liabilities, in excess of cash and
other assets—(8.65)%		(8,728,442)
Net assets—100.00%		$100,852,239

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2012 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,081,931
Gross unrealized depreciation	(5,267,566)
Net unrealized depreciation of investments	$(2,185,635)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 48. Portfolio footnotes begin on page 47.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	EUR	1,815,000	USD	2,275,484	09/11/12	$(22,975)
JPMCB	JPY	244,086,160	USD	3,040,000	09/11/12	(16,597)
JPMCB	USD	2,281,304	EUR	1,815,000	09/11/12	17,154
Net unrealized depreciation on forward foreign currency contracts						$(22,418)

Futures contracts

	Expiration date	Cost	Value	Unrealized depreciation
US Treasury futures buy contracts:
2 Year US Treasury Notes, 57 contracts (USD)	September 2012	$12,552,543	$12,550,687	$(1,856)

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2012 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount	Termination date	Payments made by the Fund[7]	Payments received by the Fund[7]	Upfront payments made	Value	Unrealized depreciation
BB	USD 14,250,000	06/30/14	0.568%	3 month LIBOR	$—	$(4,642)	$(4,642)

Credit default swap on corporate issues—buy protection8

Counterparty	Referenced Obligation[9]	Notional amount	Termination date	Payments made by the Fund[7]	Upfront payments made	Value	Unrealized depreciation
MSCI	Deutsche Bank AG,
	5.125%, due 8/31/2017	EUR 310,000	06/20/17	1.000%	$(16,387)	$14,876	$(1,511)

Options written

	Expiration date	Premiums received	Value
Call options
Euro-Schatz, 221 contracts, strike @ EUR 110.80	August 2012	$21,907	$(20,976)
Put options
Euro-Schatz, 221 contracts, strike @ EUR 110.00	August 2012	13,587	(12,585)
Total options written		$35,494	$(33,561)

Written options activity for the period ended June 30, 2012 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2011	—	$—
Options written	1,112	75,489
Options terminated in closing purchase transactions	(221)	(11,325)
Options expired prior to exercise	(449)	(28,670)
Options outstanding at June 30, 2012	442	$35,494

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2012 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$20,947,398	$—	$20,947,398
Asset-backed securities	—	751,799	—	751,799
Commercial mortgage-backed securities	—	6,033,752	0	6,033,752
Mortgage & agency debt securities	—	39,685,537	325	39,685,862
Municipal bonds	—	1,285,510	—	1,285,510
US government obligations	—	22,679,873	—	22,679,873
Non-US government obligations	—	819,612	—	819,612
Supranational bonds	—	757,273	—	757,273
Investment companies	—	3,682,075	—	3,682,075
Short-term investment	—	12,896,974	—	12,896,974
Options purchased	40,553	—	—	40,553
Forward foreign currency contracts, net	—	(22,418)	—	(22,418)
Futures contracts, net	(1,856)	—	—	(1,856)
Swap agreements, net	—	10,234	—	10,234
Options written	(33,561)	—	—	(33,561)
Total	$5,136	$109,527,619	$325	$109,533,080

Level 3 Rollforward Disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Commercial mortgage-backed securities	Mortgage & agency debt securities	Total
Assets
Beginning balance	$—	$787	$787
Purchases	—	—	—
Issuances	—	—	—
Sales	—	(462)	(462)
Settlements	—	—	—
Accrued discounts (premiums)	—	—	—
Total realized gain (loss)	—	22	22
Change in net unrealized appreciation/depreciation	—	(22)	(22)
Transfers into Level 3[10]	0	—	0
Transfers out of Level 3	—	—	—
Ending balance	$0	$325	$325

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2012 was $0.

SMA Relationship Trust—Series T
Portfolio of investments

June 30, 2012 (unaudited)

Portfolio footnotes
* Non-income producing security.
1 Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of these securities amounted to $7,433,275 or 7.37% of net assets.
2 Variable or floating rate security — The interest rate shown is the current rate as of June 30, 2012 and changes periodically.
3 On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
4 Security is illiquid. At June 30, 2012, the value of this security amounted to $325 or 0.00% of net assets.
5 Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2012, the value of this security amounted to $325 or 0.00% of net assets.
6 The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/2011	Purchases during the six months ended 06/30/12	Sales during the six months ended 06/30/12	Net realized gain during the six months ended 06/30/12	Change in net unrealized appreciation/ (depreciation) during the six months ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the six months ended 06/30/12
UBS Cash Management
Prime Relationship Fund	$5,591,827	$42,295,601	$34,990,454	$—	$—	$12,896,974	$9,813
UBS Credit Bond Relationship Fund	3,035,465	—	—	—	147,218	3,182,683	—
UBS High Yield Relationship Fund	467,489	—	—	—	31,903	499,392	—
	$9,094,781	$42,295,601	$34,990,454	$—	$179,121	$16,579,049	$9,813

7 Payments made or received are based on the notional amount.
8 If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
9 Payments to the counterparty will be made upon the occurance of bankruptcy and/or restructuring event with respect to the referenced obligation.
10 Transfer into Level 3 represents the value at the end of the period. At June 30, 2012, a security was transferred from Level 2 to Level 3 as the valuation is based primarily on unobservable inputs.

SMA Relationship Trust

Portfolio acronyms

ADR	American depositary receipt	Re-REMIC	Combined Real Estate Mortgage Investment Conduit
AGC-ICC	Agency Insured Custody Certificate	TBA	(To be announced) Security is purchased on a forward
AGM	Assured Guaranty Municipal		commitment basis with an approximate principal
COP	Certificate of Participation		amount (generally +/-1.0%) and no definite maturity
CVA	Dutch certification - depository certificate		date. The actual principal amount and maturity date
EAFE	Europe, Australasia, Far East		will be determined upon settlement, when the specific
FDIC	Federal Deposit Insurance Corp.		mortgage pools are assigned.
FGIC	Financial Guaranty Insurance Co.	WIBOR	Warsaw Interbank Offered Rate
GMAC	General Motors Acceptance Corp.
IBC	Insured Bond Certificate
GO	General Obligation
GS	Goldman Sachs
NATL-RE	National Public Finance Guarantee Corp.
REIT	Real estate investment trust

Counterparty

BB	Barclays Bank PLC
DB	Deutsche Bank AG
GSI	Goldman Sachs International
JPMCB	JPMorgan Chase Bank
MSCI	Morgan Stanley & Co., International PLC

Currency abbreviations

AUD	Australian Dollar	KRW	Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
EUR	Euro	MYR	Malaysian Ringgit
GBP	Great Britain Pound	NZD	New Zealand Dollar
HKD	Hong Kong Dollar	PLN	Polish Zloty
HUF	Hungarian Forint	SEK	Swedish Krona
JPY	Japanese Yen	USD	United States Dollar

48	See accompanying notes to financial statements

SMA Relationship Trust

June 30, 2012 (unaudited)

Explanation of expense disclosure
As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

* Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T.

SMA Relationship Trust

June 30, 2012 (unaudited)

		Beginning account value January 1, 2012	Ending account value June 30, 2012	Expenses paid during period 01/01/12 - 06/30/12*
Series A	Actual	$1,000.00	$1,059.50	$—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,024.86	—
Series G	Actual	1,000.00	1,039.10	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,024.86	—
Series M	Actual	1,000.00	1,032.40	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,024.86	—
Series S	Actual	1,000.00	1,122.80	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,024.86	—
Series T	Actual	1,000.00	1,040.40	—
	Hypothetical
	(5% annual return before expenses)	1,000.00	1,024.86	—

* Expenses are equal to each Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Funds’ advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

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SMA Relationship Trust
Financial statements

Statement of assets and liabilities
June 30, 2012 (unaudited)

Series A
Assets:
Investments, at cost:
Unaffiliated issuers	$369,010
Affiliated issuers	24,605,597
Foreign currency, at cost	123,521
$25,098,128
Investments, at value:
Unaffiliated issuers	$178,780
Affiliated issuers	25,133,043
Foreign currency, at value	125,846
Receivables:
Investment securities sold	142,263
Fund shares sold	364,394
Foreign tax reclaims	11,569
Dividends and interest	2,134
Due from broker	—
Cash collateral for futures contracts	865,396
Outstanding swap agreements, at value[1]	45,271
Unrealized appreciation on forward foreign currency contracts	307,844
Total assets	27,176,540

Liabilities:
Payables:
Investment securities purchased	—
Due to broker	30,137
Fund shares redeemed	—
Due to custodian	—
Options written, at value[2]	—
Outstanding swap agreements, at value[1]	188,000
Unrealized depreciation on forward foreign currency contracts	357,423
Total liabilities	575,560
Net assets	$26,600,980
Net assets consist of:
Beneficial interest	$36,539,738
Accumulated undistributed (distributions in excess of) net investment income	1,086,677
Accumulated net realized loss	(11,306,259)
Net unrealized appreciation (depreciation)	280,824
Net assets	$26,600,980
Shares outstanding	3,737,804
Net asset value, offering and redemption proceeds per share	$7.12

1 Net upfront payments received by Series A were $43,351 and made by Series T were $16,387.
2 Premiums received by Series T were $35,494.

SMA Relationship Trust
Financial statements

Series G	Series M	Series S	Series T

$109,824,490	$183,959,622	$65,383,142	$95,960,643
2,824,967	3,731,279	1,674,410	15,805,673
284,365	—	—	5,430
$112,933,822	$187,690,901	$67,057,552	$111,771,746

$101,073,817	$192,681,027	$65,589,859	$93,001,632
2,824,967	3,731,279	1,674,410	16,579,049
284,457	—	—	5,325

3,817,716	5,487,619	1,025,096	9,876,229
108,115	699,934	143,047	3,158
96,062	—	—	—
180,426	2,474,067	90,291	558,562
—	—	—	5,068
—	—	—	104,419
—	—	—	14,876
—	—	—	17,154
108,385,560	205,073,926	68,522,703	120,165,472

2,341,565	9,823,127	809,791	19,008,830
—	—	—	—
426,052	465,005	351,684	226,628
—	605,747	—	—
—	—	—	33,561
—	—	—	4,642
—	—	—	39,572
2,767,617	10,893,879	1,161,475	19,313,233
$105,617,943	$194,180,047	$67,361,228	$100,852,239

$169,935,288	$200,988,432	$72,819,233	$356,377,855
1,558,437	10,516	565,689	(55,042)
(57,126,576)	(15,540,306)	(6,230,411)	(253,256,404)
(8,749,206)	8,721,405	206,717	(2,214,170)
$105,617,943	$194,180,047	$67,361,228	$100,852,239
13,704,498	17,994,065	7,154,262	21,931,304
$7.71	$10.79	$9.42	$4.60

See accompanying notes to financial statements.	53

SMA Relationship Trust
Financial statements

Statement of operations
For the six months ended June 30, 2012 (unaudited)

Series A
Investment income:
Dividends and other	$—
Interest	4,547
Affiliated interest	4,050
Foreign tax withheld	(1,289)
Net investment income	7,308
Realized and unrealized gains / (losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(16,037)
Investments in affiliated issuers	749,422
Futures contracts	313,898
Options written	122,506
Swap agreements	68,208
Forward foreign currency contracts	72,958
Foreign currency transactions	(19,681)
Net realized gain (loss)	1,291,274
Change in net unrealized appreciation/depreciation on:
Investments	179,010
Futures contracts	57,473
Options written	—
Swap agreements	124,803
Forward foreign currency contracts	(1,065)
Translation of other assets and liabilities denominated in foreign currency	(1,896)
Change in net unrealized appreciation/depreciation	358,325
Net realized and unrealized gain from investment activities	1,649,599
Net increase in net assets resulting from operations	$1,656,907

SMA Relationship Trust
Financial statements

Series G	Series M	Series S	Series T

$1,693,003	$—	$560,477	$—
11,216	2,917,374	—	1,427,313
1,440	8,160	1,037	9,813
(96,080)	—	—	—
1,609,579	2,925,534	561,514	1,437,126

(11,569,749)	5,228,434	514,289	1,200,686
—	—	—	—
—	(46,488)	—	58,490
—	—	—	28,856
—	—	—	14,965
(3,523)	—	—	246,038
7,292	—	—	143
(11,565,980)	5,181,946	514,289	1,549,178

16,067,671	(1,954,314)	4,261,678	927,530
—	180,432	—	9,496
—	—	—	1,933
—	—	—	(21,962)
—	—	—	(126,569)
20,482	—	—	(41)
16,088,153	(1,773,882)	4,261,678	790,387
4,522,173	3,408,064	4,775,967	2,339,565
$6,131,752	$6,333,598	$5,337,481	$3,776,691

See accompanying notes to financial statements.	55

SMA Relationship Trust
Financial statements

Statement of changes in net assets

	Series A
	Six months ended June 30, 2012 (unaudited)	Year ended December 31, 2011
From operations:
Net investment income	$7,308	$364,131
Net realized gain (loss)	1,291,274	2,193,885
Change in net unrealized appreciation/depreciation	358,325	(2,530,836)
Net increase (decrease) in net assets from operations	1,656,907	27,180
Dividends and distributions to shareholders from:
Net investment income	—	—
Return of capital	—	—
Total dividends and distributions to shareholders	—	—
From beneficial interest transactions:
Proceeds from shares sold	2,789,992	10,147,715
Cost of shares redeemed	(7,175,681)	(13,691,699)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(4,385,689)	(3,543,984)
Increase (decrease) in net assets	(2,728,782)	(3,516,804)
Net assets:
Net assets, beginning of period	29,329,762	32,846,566
Net assets, end of period	$26,600,980	$29,329,762
Accumulated undistributed (distributions in excess of) net investment income	$1,086,677	$1,079,369

SMA Relationship Trust
Financial statements

Series G		Series M		Series S
Six months ended June 30, 2012 (unaudited)	Period ended December 31, 2011[1]	Six months ended June 30, 2012 (unaudited)	Year ended December 31, 2011	Six months ended June 30, 2012 (unaudited)	Period ended December 31, 2011[2]

$1,609,579	$1,945,587	$2,925,534	$7,586,463	$561,514	$460,738
(11,565,980)	(46,562,692)	5,181,946	3,796,866	514,289	(6,780,678)
16,088,153	(24,837,359)	(1,773,882)	12,288,186	4,261,678	(4,054,961)
6,131,752	(69,454,464)	6,333,598	23,671,515	5,337,481	(10,374,901)

—	(994,633)	(2,915,018)	(7,596,893)	—	(420,585)
—	(7,580)	—	—	—	(14,905)
—	(1,002,213)	(2,915,018)	(7,596,893)	—	(435,490)

19,328,007	301,121,448	25,939,718	66,096,667	29,764,610	80,889,941
(39,626,628)	(110,879,959)	(23,743,284)	(108,334,721)	(7,596,513)	(30,223,900)
(20,298,621)	190,241,489	2,196,434	(42,238,054)	22,168,097	50,666,041
(14,166,869)	119,784,812	5,615,014	(26,163,432)	27,505,578	39,855,650

119,784,812	—	188,565,033	214,728,465	39,855,650	—
$105,617,943	$119,784,812	$194,180,047	$188,565,033	$67,361,228	$39,855,650
$1,558,437	$(51,142)	$10,516	$—	$565,689	$4,175

1 For the period May 6, 2011 (commencement of operations) to December 31, 2011.
2 For the period May 2, 2011 (commencement of operations) to December 31, 2011.

See accompanying notes to financial statements.	57

SMA Relationship Trust
Financial statements

Statement of changes in net assets (continued)

	Series T
	Six months ended June 30, 2012 (unaudited)	Year ended December 31, 2011
From operations:
Net investment income	$1,437,126	$3,923,794
Net realized gain (loss)	1,549,178	(4,326,100)
Change in net unrealized appreciation/depreciation	790,387	9,036,257
Net increase in net assets from operations	3,776,691	8,633,951
Dividends and distributions to shareholders from:
Net investment income	(1,685,844)	(4,680,145)
From beneficial interest transactions:
Proceeds from shares sold	22,383,425	38,887,527
Cost of shares redeemed	(14,023,680)	(66,000,397)
Net increase (decrease) in net assets resulting from beneficial interest transactions	8,359,745	(27,112,870)
Increase (decrease) in net assets	10,450,592	(23,159,064)
Net assets:
Net assets, beginning of period	90,401,647	113,560,711
Net assets, end of period	$100,852,239	$90,401,647
Accumulated undistributed (distributions in excess of) net investment income	$(55,042)	$193,676

58	See accompanying notes to financial statements.

SMA Relationship Trust—Series A
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2012 (unaudited)	Year ended December 31,			For the period ended December 31, 2008[3]
		2011	2010	2009
Net asset value, beginning of period	$6.72	$6.69	$6.85	$5.65	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.00 [4]	0.07	0.05	0.06	0.12
Net realized and unrealized gain (loss)	0.40	(0.04)	(0.06)	1.34	(2.44)
Total income (loss) from investment operations	0.40	0.03	(0.01)	1.40	(2.32)
Dividends/distributions:
From net investment income	—	—	(0.15)	(0.20)	(0.88)
From net realized gains	—	—	—	—	(1.15)
Total dividends/distributions	—	—	(0.15)	(0.20)	(2.03)
Net asset value, end of period	$7.12	$6.72	$6.69	$6.85	$5.65
Total investment return[2]	5.95%	0.60%	(0.37)%	23.28%	(21.27)%
Ratio to average net assets:
Net investment income	0.05%[5]	1.07%	0.69%	1.02%	1.72%[5]
Supplemental data:
Net assets, end of period (000’s)	$26,601	$29,330	$32,847	$29,960	$23,623
Portfolio turnover rate	1%	126%	50%	37%	24%

1 Calculated using the average shares method.
2 Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
3 For the period April 2, 2008 (commencement of operations) to December 31, 2008.
4 Amount represents less than $0.005 per share.
5 Annualized.

See accompanying notes to financial statements.	59

SMA Relationship Trust—Series G
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2012 (unaudited)	For the period ended December 31, 2011[3]
Net asset value, beginning of period	$7.42	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.11	0.09
Net realized and unrealized gain (loss)	0.18	(2.61)
Total income (loss) from investment operations	0.29	(2.52)
Dividends/distributions:
From net investment income	—	(0.06)
Return of capital	—	(0.00)[4]
Total dividends/distributions	—	(0.06)
Net asset value, end of period	$7.71	$7.42
Total investment return[2]	3.91%	(25.19)%
Ratio to average net assets:
Net investment income	2.73%[5]	1.57%[5]
Supplemental data:
Net assets, end of period (000’s)	$105,618	$119,785
Portfolio turnover rate	54%	92%

1 Calculated using the average shares method.
2 Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
3 For the period May 6, 2011 (commencement of operations) to December 31, 2011.
4 Amount represents less than $0.005 per share.
5 Annualized.

60	See accompanying notes to financial statements.

SMA Relationship Trust—Series M
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2012 (unaudited)
		Year ended December 31,
		2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.61	$9.86	$10.08	$9.45	$10.27	$10.33
Income (loss) from investment operations:
Net investment income[1]	0.16	0.36	0.37	0.40	0.45	0.43
Net realized and unrealized gain (loss)	0.18	0.75	(0.21)	0.63	(0.80)	(0.04)
Total income (loss) from investment operations	0.34	1.11	0.16	1.03	(0.35)	0.39
Dividends/distributions:
From net investment income	(0.16)	(0.36)	(0.38)	(0.40)	(0.46)	(0.43)
From net realized gains	—	—	—	—	(0.01)	(0.02)
Total dividends/distributions	(0.16)	(0.36)	(0.38)	(0.40)	(0.47)	(0.45)
Net asset value, end of period	$10.79	$10.61	$9.86	$10.08	$9.45	$10.27
Total investment return[2]	3.24%	11.48%	1.52%	11.08%	(3.52)%	3.79%
Ratio to average net assets:
Net investment income	3.04%[3]	3.53%	3.69%	4.06%	4.44%	4.18%
Supplemental data:
Net assets, end of period (000’s)	$194,180	$188,565	$214,728	$218,477	$268,174	$752,607
Portfolio turnover rate	50%	108%	116%	61%	60%	119%

1 Calculated using the average shares method.
2 Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
3 Annualized.

See accompanying notes to financial statements.	61

SMA Relationship Trust—Series S
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2012 (unaudited)	For the period ended December 31, 2011[3]
Net asset value, beginning of period	$8.39	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.10	0.08
Net realized and unrealized gain (loss)	0.93	(1.60)
Total income (loss) from investment operations	1.03	(1.52)
Dividends/distributions:
From net investment income	—	(0.09)
Return of capital	—	(0.00)[4]
Total dividends and distributions	—	(0.09)
Net asset value, end of period	$9.42	$8.39
Total investment return[2]	12.28%	(15.20)%
Ratio to average net assets:
Net investment income	2.24%[5]	1.38%[5]
Supplemental data:
Net assets, end of period (000’s)	$67,361	$39,856
Portfolio turnover rate	40%	103%

1 Calculated using the average shares method.
2 Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
3 For the period May 2, 2011 (commencement of operations) to December 31, 2011.
4 Amount represents less than $0.005 per share.
5 Annualized.

62	See accompanying notes to financial statements.

SMA Relationship Trust—Series T
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2012 (unaudited)
		Year ended December 31,
		2011	2010	2009	2008	2007
Net asset value, beginning of period	$4.50	$4.34	$4.28	$5.02	$9.10	$9.78
Income (loss) from investment operations:
Net investment income[1]	0.07	0.17	0.19	0.12	0.00 [3]	0.01
Net realized and unrealized gain (loss)	0.11	0.19	0.24	(0.33)	(3.40)	(0.10)
Total income (loss) from investment operations	0.18	0.36	0.43	(0.21)	(3.40)	(0.09)
Dividends/distributions:
From net investment income	(0.08)	(0.20)	(0.36)	(0.53)	(0.68)	(0.59)
Return of capital	—	—	(0.01)	—	—	—
Total dividends and distributions	(0.08)	(0.20)	(0.37)	(0.53)	(0.68)	(0.59)
Net asset value, end of period	$4.60	$4.50	$4.34	$4.28	$5.02	$9.10
Total investment return[2]	4.04%	8.53%	10.08%	(3.43)%	(39.00)%	(1.06)%
Ratio to average net assets:
Net investment income	3.05%[4]	3.79%	4.32%	2.78%	0.02%	0.08%
Supplemental data:
Net assets, end of period (000’s)	$100,852	$90,402	$113,561	$122,128	$135,121	$695,737
Portfolio turnover rate	228%	316%	276%	102%[5]	9%	21%

1 Calculated using the average shares method.
2 Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
3 Amount represents less than $0.005 per share.
4 Annualized.
5 The increase in portfolio turnover rate for the year ended December 31, 2009 is due to the increase in investment securities held directly by the Fund. In prior years, the majority of the Fund’s investments were comprised of investments in other investment companies.

See accompanying notes to financial statements.	63

SMA Relationship Trust
Notes to financial statements (unaudited)

1. Organization and significant accounting policies
SMA Relationship Trust (the “Trust”) is an open-end management investment company registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Trust has five separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series G, Series M, Series S and Series T (each a “Fund”, and collectively, the “Funds”). Each series covered by this report is diversified except for SMA Relationship Trust—Series A and Series M, which are non-diversified. The investment objective of Series A is to maximize total return, consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series S is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S pursues its investment objective by investing in equity securities of US small capitalization companies. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments—Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities and instruments listed on foreign stock exchanges may be fair valued based on significant events that have occurred

SMA Relationship Trust
Notes to financial statements (unaudited)

subsequent to the close of the foreign markets. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”).

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities or instruments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board (or a committee designated by it) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

SMA Relationship Trust
Notes to financial statements (unaudited)

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews, periodic internal audit reviews and annual review of securities valuations by the Funds’ independent auditors.

The types of securities or instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In April 2011, the FASB issued Accounting Standards Update No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011 and there is no change in accounting for the Funds. While the new disclosures are effective for annual and interim periods beginning after December 15, 2011, management has determined that the Funds have not entered into transactions that can be deemed “secured borrowings” as defined by ASU 2011-03.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure

SMA Relationship Trust
Notes to financial statements (unaudited)

about fair value between US GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011. At June 30, 2012, Series A had $202,269 and Series G had $92,290,000 of securities and instruments classified as Level 2 pursuant to the use of the systematic fair valuation model. The remaining Funds had no transfers between Level 1 and Level 2.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds’ financial statement disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2012 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2012, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2012. SMA Relationship Trust—Series A is a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

SMA Relationship Trust
Notes to financial statements (unaudited)

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended June 30, 2012 is as follows:

Asset derivatives
	Interest rate risk	Equity risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward contracts[1]	$—	$—	$307,844	$307,844
Futures contracts[2]	—	288,472	—	288,472
Options purchased[1]	—	178,780	—	178,780
Swap agreements[1]	45,271	—	—	45,271
Total value	$45,271	$467,252	$307,844	$820,367

1 Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.
2 Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives
	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward contracts[1]	$—	$—	$—	$(357,423)	$(357,423)
Futures contracts[2]	(12,416)	(170,374)	—	—	(182,790)
Swap agreements[1]	(32,363)	—	(155,637)	—	(188,000)
Total value	$(44,779)	$(170,374)	$(155,637)	$(357,423)	$(728,213)

1 Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts and outstanding swap agreements, at value
2 Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the period ended June 30, 2012 were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Net realized gain (loss)[1]
Forward contracts	$—	$—	$—	$72,958	$72,958
Futures contracts	1,310,815	(996,917)	—	—	313,898
Options purchased[3]	—	(16,027)	—	—	(16,027)
Options written	—	122,506	—	—	122,506
Swap agreements	29,527	—	38,681	—	68,208
Total net realized gain (loss)	$1,340,342	$(890,438)	$38,681	$72,958	$561,543
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$—	$(1,065)	$(1,065)
Futures contracts	(12,416)	69,889	—	—	57,473
Options purchased[3]	—	(190,230)	—	—	(190,230)
Swap agreements	12,908	—	111,895	—	124,803
Total change in net unrealized
appreciation/depreciation	$492	$(120,341)	$111,895	$(1,065)	$(9,019)

1 Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
2 Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.
3 Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.

SMA Relationship Trust
Notes to financial statements (unaudited)

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward contracts[1]	$—	$—	$17,154	$17,154
Options purchased[1]	40,553	—	—	40,553
Swap agreements[1]	—	14,876	—	14,876
Total value	$40,553	$14,876	$17,154	$72,583

1 Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward contracts[1]	$—	$—	$(39,572)	$(39,572)
Futures contracts[2]	(1,856)	—	—	(1,856)
Options written[1]	(33,561)	—	—	(33,561)
Swap agreements[1]	(4,642)	—	—	(4,642)
Total value	$(40,059)	—	$(39,572)	$(79,631)

1 Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, outstanding swap agreements, at value and options written, at value.
2 Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the period ended June 30, 2012, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Net realized gain (loss)[1]
Forward contracts	$—	$—	$246,038	$246,038
Futures contracts	58,490	—	—	58,490
Options purchased[3]	(196,561)	—	—	(196,561)
Options written	28,856	—	—	28,856
Swap agreements	—	14,965	—	14,965
Total net realized gain (loss)	$(109,215)	$14,965	$246,038	$151,788
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$(126,569)	$(126,569)
Futures contracts	9,496	—	—	9,496
Options purchased[3]	(7,455)	—	—	(7,455)
Options written	1,933	—	—	1,933
Swap agreements	(4,642)	(17,320)	—	(21,962)
Total change in net unrealized appreciation/depreciation	$(668)	$(17,320)	$(126,569)	$(144,557)

1 Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
2 Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.
3 Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.

SMA Relationship Trust
Notes to financial statements (unaudited)

B. Restricted securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio footnotes.

C. Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation—The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts—A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds (except Series M) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, its custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

SMA Relationship Trust
Notes to financial statements (unaudited)

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts—Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, to manage the average duration of the Fund, or either as a hedge or to enhance performance. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis—Series A and Series T may from time to time purchase mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements—The Funds may engage in swap agreements, including but not limited to interest rate, currency and total return swap agreements. Series A, Series M and Series T may also engage in credit default swaps. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Each Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur,

SMA Relationship Trust
Notes to financial statements (unaudited)

the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2012 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indices—sell protection” and “Credit default swaps on corporate issues—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Funds would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

SMA Relationship Trust
Notes to financial statements (unaudited)

I. Option writing—Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options—Certain Funds may purchase put and call options on foreign or US securities and indices and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions—It is each Fund’s policy to distribute its respective net investment income, if any, monthly, except for Series A, Series G and Series S, which will distribute their respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amounts of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

SMA Relationship Trust
Notes to financial statements (unaudited)

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

M. Commission recapture program—Series A, Series G and Series S participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2012, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

Fund	Amount
Series G	$1,255
Series S	7,459

2. Investment advisory and administration fees and other transactions with affiliates
The Funds’ Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2012 have been included near the end of each Fund’s Portfolio of investments.

SMA Relationship Trust
Notes to financial statements (unaudited)

3. Purchases and sales of securities
For the period ended June 30, 2012, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
Series A	$259,375	$17,462,309
Series G	62,709,315	84,811,961
Series M	95,782,058	95,354,268
Series S	41,677,905	19,833,641
Series T	152,486,762	161,573,558

For the period ended June 30, 2012, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
Series T	$65,683,154	$51,303,555

4. Federal income taxes
It is each Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

	2011
	Distributions paid from
Fund	Ordinary income	Return of capital	Total
Series G1	$994,633	$7,580	$1,002,213
Series M2	7,596,893	—	7,596,893
Series S3	420,585	14,905	435,490
Series T	4,680,145	—	4,680,145

1 For the period May 6, 2011 (commencement of operations) through December 31, 2011.
2 $7,567,616 considered tax-exempt.
3 For the period May 2, 2011 (commencement of operations) through December 31, 2011.

The tax character of distributions paid and components of accumulated earnings/(deficit) on a tax basis for the current fiscal year will be determined after the Trust’s fiscal year ending December 31, 2012.

SMA Relationship Trust
Notes to financial statements (unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after December 31, 2010, may be carried forward indefinitely, and retain their character as short term and/or long term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

	Loss carryforward character
Fund	Short term	Long term
Series G	$31,959,389	$—
Series S	2,847,833	—
Series T	—	6,115,819

At December 31, 2011, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates—December 31,
Fund	2014	2015	2016	2017	2018
Series A	$—	$—	$—	$7,806,766	$2,935,824
Series M	—	—	10,374,036	10,396,958	—
Series T	1,783,640	—	109,991,161	115,570,788	21,332,904

Qualified late year losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended December 31, 2011, the following Funds incurred, and elected to defer, losses as follows:

Fund	Late year ordinary losses	Post October capital losses
		Short term	Long term
Series A	$—	$1,590,041	$379,243
Series G	52,697	9,322,911	—
Series M	—	131,690	—
Series S	—	2,491,410	—

As of and during the period ended June 30, 2012, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2011, or since inception in the cases of Series G and Series S, remains subject to examination by the Internal Revenue Service and state taxing authorities.

SMA Relationship Trust
Notes to financial statements (unaudited)

5. Shares of beneficial interest
There is an unlimited number of shares of no par value beneficial interest authorized. For the period ended June 30, 2012 and the year ended December 31, 2011, transactions in shares of beneficial interest for each of the Funds were as follows:

	Period ended June 30, 2012
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series A	397,884	(1,026,533)	(628,649)
Series G	2,473,295	(4,914,379)	(2,441,084)
Series M	2,424,569	(2,198,970)	225,599
Series S	3,229,410	(824,945)	2,404,465
Series T	4,937,126	(3,083,431)	1,853,695

	Year ended December 31, 2011
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series A	1,511,095	(2,056,883)	(545,788)
Series G1	30,444,315	(14,298,733)	16,145,582
Series M	6,697,939	(10,715,140)	(4,017,201)
Series S2	8,283,707	(3,533,910)	4,749,797
Series T	8,897,107	(14,996,549)	(6,099,442)

1 For the period May 6, 2011 (commencement of operations) through December 31, 2011.
2 For the period May 2, 2011 (commencement of operations) through December 31, 2011.

SMA Relationship Trust
General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record
You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

SMA Relationship Trust
Board approval of investment advisory agreements
(unaudited)

At the meeting of the Board of Trustees (the “Board”) of SMA Relationship Trust (the “Trust”), held on June 7 and 8, 2012 (the “Meeting”), the Board, including those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for each series of the Trust (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on June 4, 2012, June 7, 2012 and June 8, 2012, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services—In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor and underwriting services provided by UBS Global Asset Management (US) Inc. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

SMA Relationship Trust
Board approval of investment advisory agreements
(unaudited)

Performance—In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds’ performance during the past year. In reviewing the Lipper Reports, the Board noted that each Fund, except Series G and Series S, had appeared in one of the top three performance quintiles for the one-year performance period. At the Board’s request, the Advisor addressed the performance data for Series G and Series S, which had each appeared in one of the lower performance quintiles for the since inception performance period. The Advisor noted that Series G and Series S did not yet have a full year of performance to analyze.

In explaining the performance of Series G over the past year since the Fund’s inception, the Advisor noted that stock selection was the primary factor that contributed to the Fund’s relative underperformance as compared to its peer universe. The Advisor discussed the stock selection process for Series G and explained the steps the Advisor was taking to improve the Fund’s performance.

In explaining the performance of Series S over the past year since the Fund’s inception, the Advisor noted that stock selection was the primary factor that contributed to the Fund’s relative underperformance as compared to its peer universe. The Advisor noted, however, that the Fund had outperformed its benchmark for the period since its inception through March 31, 2012.

The Board concluded that the Advisor’s explanations provided a sound basis for understanding the performance of Series G and Series S in comparison to their respective peers. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the limited performance history of the Funds.

Costs and expenses—The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements and that the Advisor assumes all the ordinary operating expenses for the Funds.

Profitability—In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by wrap fee clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because each Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

Trustees
Frank K. Reilly	John J. Murphy
Chairman	Edward M. Roob
Adela Cepeda	Abbie J. Smith
Shawn Lytle	J. Mikesell Thomas

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Funds without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©UBS 2012. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

S331

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the SMA Relationship Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 7, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	September 7, 2012